Exhibit 99.2

Chubb Limited

Financial Supplement

for the Quarter and Year Ended December 31, 2021

Investor Contact

Karen Beyer: (212) 827-4445

email: investorrelations@chubb.com

This report is for informational purposes only. It should be read in conjunction with documents filed by Chubb Limited with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Cautionary Statement Regarding Forward-Looking Statements

Any forward-looking statements made in this financial supplement reflect Chubb Limited’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially from such statements. For example, forward-looking statements related to financial performance, including exposures, reserves and recoverables, could be affected by the frequency and severity of unpredictable catastrophic events, actual loss experience, uncertainties in the reserving or settlement process, currency exchange fluctuations, new theories of liability, judicial, legislative, regulatory and other governmental developments, litigation tactics and developments, investigation developments and actual settlement terms, the amount and timing of reinsurance receivable and credit developments among reinsurers.

Our forward-looking statements could also be affected by, among other things, competition, pricing and policy term trends, market acceptance, changes in demand, actual market developments, rating agency action, possible terrorism or the outbreak and effects of war, and such other factors identified in our filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Chubb Limited

Financial Supplement Table of Contents

		Page
I.	Financial Highlights
	- Consolidated Financial Highlights	1

II.	Consolidated Results
	- Consolidated Statement of Operations	2
	- P&C Results - Consecutive Quarters	3
	- Global P&C Results - Consecutive Quarters	4
	- Summary Consolidated Balance Sheets	5
	- Line of Business	6
	- Consolidated Results by Segment	7 - 10

III.	Segment Results
	- North America Commercial P&C Insurance	11
	- North America Personal P&C Insurance	12
	- North America Agricultural Insurance	13
	- Overseas General Insurance	14
	- Global Reinsurance	15
	- Life Insurance	16
	- Corporate	17

IV.	Balance Sheet Details
	- Loss Reserve Rollforward	18
	- Reinsurance Recoverable Analysis	19
	- Investment Portfolio	20 - 23
	- Net Realized and Unrealized Gains (Losses)	24 - 25
	- Debt and Capital	26
	- Computation of Basic and Diluted Earnings Per Share	27
	- Book Value and Book Value per Common Share	28

V.	Other Disclosures
	- Non-GAAP Financial Measures	29 - 35
	- Glossary	36

Chubb Limited

Consolidated Financial Highlights

(in millions of U.S. dollars, except share, per share data, and ratios)

(Unaudited)

Note: All dollar amounts in the Financial Supplement are rounded. However, percent changes and ratios are calculated using whole dollars. Accordingly, calculations using rounded dollars may differ.

	Three months ended December 31			Constant $	Constant $	Year ended December 31			Constant $	Constant $
	2021	2020	% Change	2020	% Change	2021	2020	% Change	2020	% Change
Gross premiums written	$11,320	$10,249	10.4%	$10,275	10.2%	$46,780	$41,261	13.4%	$41,801	11.9%

Net premiums written	$9,150	$8,410	8.8%	$8,430	8.5%	$37,868	$33,820	12.0%	$34,283	10.5%

P&C net premiums written	$8,517	$7,770	9.6%	$7,791	9.3%	$35,391	$31,306	13.0%	$31,734	11.5%
Net premiums written - Commercial	$6,107	$5,411	12.9%	$5,428	12.5%	$25,642	$21,779	17.7%	$22,033	16.4%
Net premiums written - Consumer	$2,410	$2,359	2.2%	$2,363	2.0%	$9,749	$9,527	2.3%	$9,701	0.5%

Net premiums earned	$9,321	$8,430	10.6%	$8,445	10.4%	$36,355	$33,117	9.8%	$33,566	8.3%

Net investment income	$843	$847	-0.4%	$849	-0.6%	$3,456	$3,375	2.4%	$3,392	1.9%

Adjusted net investment income	$904	$924	-2.2%	$926	-2.3%	$3,719	$3,606	3.1%	$3,623	2.7%

P&C underwriting income	$1,266	$969	30.7%	$969	30.6%	$3,696	$1,210	205.4%	$1,221	202.7%

P&C CAY underwriting income ex Cats	$1,396	$1,059	31.8%	$1,060	31.7%	$5,171	$4,074	26.9%	$4,131	25.2%

Core operating income	$1,649	$1,440	14.5%	$1,442	14.3%	$5,569	$3,313	68.1%	$3,334	67.0%

Net income	$2,141	$2,418	-11.5%			$8,539	$3,533	141.7%

Operating cash flow	$2,600	$2,544				$11,149	$9,785

P&C combined ratio
Loss and loss expense ratio	58.7%	59.6%				62.6%	68.5%
Policy acquisition cost and administrative expense ratio	26.8%	28.0%				26.5%	27.6%

Combined ratio	85.5%	87.6%				89.1%	96.1%

P&C Current Accident Year (CAY) combined ratio ex Catastrophe losses (Cats)
CAY loss and loss expense ratio ex Cats	57.0%	58.5%				58.3%	59.2%
CAY policy acquisition cost and administrative expense ratio ex Cats	26.9%	27.9%				26.5%	27.5%

CAY combined ratio ex Cats	83.9%	86.4%				84.8%	86.7%

Global P&C CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	55.8%	57.0%				56.6%	57.6%
CAY policy acquisition cost and administrative expense ratio ex Cats	28.3%	29.1%				28.0%	28.9%

CAY combined ratio ex Cats	84.1%	86.1%				84.6%	86.5%

ROE	14.4%	16.7%				14.3%	6.2%
Core operating return on tangible equity (ROTE)	17.7%	17.1%				15.3%	9.8%
Core operating return on equity (ROE)	11.6%	10.7%				9.9%	6.2%

Effective tax rate	15.9%	12.1%				13.0%	15.1%
Core operating effective tax rate	15.7%	15.2%				15.4%	15.8%

Diluted earnings per share
Net income	$4.95	$5.34	-7.3%			$19.27	$7.79	147.4%
Core operating income	$3.81	$3.18	19.8%			$12.56	$7.31	71.8%

Weighted average basic common shares outstanding	429.2	451.4				440.0	451.6
Weighted average diluted common shares outstanding	432.8	453.3				443.2	453.4

	December 31 2021	September 30 2021	% Change 4Q-21 vs. 3Q-21	December 31 2020	% Change 4Q-21 vs. 4Q-20
Book value per common share	$139.99	$137.67	1.7%	$131.88	6.1%
Tangible book value per common share	$94.38	$91.89	2.7%	$87.69	7.6%

Financial Highlights	Page 1

Chubb Limited

Statement of Operations - Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Consolidated Statements of Operations	4Q-21	3Q-21	2Q-21	1Q-21	4Q-20	Full Year 2021	Full Year 2020

Gross premiums written	$11,320	$13,055	$11,860	$10,545	$10,249	$46,780	$41,261
Net premiums written	9,150	10,510	9,546	8,662	8,410	37,868	33,820
Net premiums earned	9,321	10,000	8,813	8,221	8,430	36,355	33,117
Adjusted losses and loss expenses (1)	5,292	6,639	5,003	5,054	4,810	21,988	21,709
Realized (gains) losses on crop derivatives	-	10	(3)	1	(3)	8	(1)

Losses and loss expenses	5,292	6,629	5,006	5,053	4,813	21,980	21,710
Adjusted policy benefits (2)	199	175	170	163	184	707	726
Gains (losses) from fair value changes in separate account liabilities	3	24	(15)	(4)	(50)	8	(58)

Policy benefits	196	151	185	167	234	699	784
Policy acquisition costs	1,777	1,778	1,698	1,665	1,694	6,918	6,547
Administrative expenses	811	806	775	744	778	3,136	2,979
Adjusted net investment income (3)	904	940	945	930	924	3,719	3,606
Other (income) expense from private equity partnerships	(44)	(55)	(39)	(41)	(51)	(179)	(115)
Amortization expense of fair value adjustment on acquired invested assets	(17)	(19)	(22)	(26)	(26)	(84)	(116)

Net investment income	843	866	884	863	847	3,456	3,375
Adjusted realized gains (losses) (4)	319	(11)	(36)	888	568	1,160	(499)
Realized gains (losses) on crop derivatives	-	(10)	3	(1)	3	(8)	1

Net realized gains (losses)	319	(21)	(33)	887	571	1,152	(498)
Adjusted interest expense (5)	131	127	127	127	131	512	537
Amortization benefit of fair value adjustment on acquired long term debt	(5)	(5)	(5)	(5)	(5)	(20)	(21)

Interest expense	126	122	122	122	126	492	516
Gains (losses) from fair value changes in separate account assets	(3)	(24)	15	4	50	(8)	58
Net realized gains (losses) related to unconsolidated entities	280	725	710	419	506	2,134	821
Other income (expense) from private equity partnerships	44	55	39	41	51	179	115
Other income (expense) - operating	14	7	13	26	15	60	-

Other income (expense)	335	763	777	490	622	2,365	994
Amortization expense of purchased intangibles	71	71	73	72	73	287	290
Income tax expense	404	218	317	338	334	1,277	629

Net income	$2,141	$1,833	$2,265	$2,300	$2,418	$8,539	$3,533

(1) Adjusted losses and loss expenses used throughout this report includes realized gains and losses on crop derivatives.

(2) Adjusted policy benefits used throughout this report excludes gains and losses from fair value changes in separate account liabilities.

(3) Adjusted net investment income used throughout this report excludes Amortization expense of fair value adjustment on acquired invested assets and includes income from private equity partnerships where we hold more than three percent ownership.

(4) Adjusted realized gains (losses) used throughout this report excludes realized gains and losses on crop derivatives.

(5) Adjusted interest expense used throughout this report excludes Amortization benefit of fair value adjustment on acquired long term debt.

Statement of Operations	Page 2

Chubb Limited

P&C Underwriting Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Chubb Limited P&C Underwriting Results	4Q-21	3Q-21	2Q-21	1Q-21	4Q-20	Full Year 2021	Full Year 2020

P&C underwriting income (Including Corporate and excluding Life Insurance)
Gross premiums written	$10,646	$12,409	$11,208	$9,890	$9,571	$44,153	$38,602
Net premiums written	8,517	9,901	8,931	8,042	7,770	35,391	31,306
Net premiums earned	8,708	9,411	8,208	7,626	7,786	33,953	30,635
Adjusted losses and loss expenses	5,114	6,460	4,818	4,856	4,642	21,248	20,985
Policy acquisition costs	1,603	1,610	1,507	1,486	1,479	6,206	5,781
Administrative expenses	725	724	692	662	696	2,803	2,659

P&C underwriting income	$1,266	$617	$1,191	$622	$969	$3,696	$1,210

P&C CAY underwriting income ex Cats	$1,396	$1,442	$1,203	$1,130	$1,059	$5,171	$4,074

% Change versus prior year period
Net premiums written	9.6%	16.9%	15.5%	9.7%	5.4%	13.0%	4.8%
Net premiums written - Commercial	12.9%	22.0%	19.9%	15.6%	10.0%	17.7%	8.9%
Net premiums written - Consumer	2.2%	4.0%	5.6%	-2.5%	-3.9%	2.3%	-3.6%
Net premiums earned	11.8%	15.2%	9.1%	6.5%	6.3%	10.8%	5.8%

Net premiums written constant $	9.3%	15.4%	12.7%	8.1%	5.0%	11.5%	5.4%
Net premiums written - Commercial	12.5%	20.7%	17.6%	13.9%	9.5%	16.4%	9.3%
Net premiums written - Consumer	2.0%	1.8%	2.1%	-3.9%	-4.0%	0.5%	-2.5%
Net premiums earned constant $	11.6%	13.7%	6.3%	5.1%	6.0%	9.4%	6.5%

P&C combined ratio
Loss and loss expense ratio	58.7%	68.6%	58.7%	63.7%	59.6%	62.6%	68.5%
Policy acquisition cost ratio	18.4%	17.1%	18.4%	19.5%	19.0%	18.3%	18.9%
Administrative expense ratio	8.4%	7.7%	8.4%	8.6%	9.0%	8.2%	8.7%

Combined ratio	85.5%	93.4%	85.5%	91.8%	87.6%	89.1%	96.1%

CAY P&C combined ratio ex Cats

CAY loss and loss expense ratio ex Cats	57.0%	60.1%	58.6%	57.2%	58.5%	58.3%	59.2%
CAY policy acquisition cost and administrative expense ratio ex Cats	26.9%	24.7%	26.8%	28.0%	27.9%	26.5%	27.5%

CAY combined ratio ex Cats	83.9%	84.8%	85.4%	85.2%	86.4%	84.8%	86.7%

Other ratios
Net premiums written/gross premiums written	80%	80%	80%	81%	81%	80%	81%

Expense ratio	26.8%	24.8%	26.8%	28.1%	28.0%	26.5%	27.6%
Expense ratio excluding A&H	25.1%	23.1%	25.1%	26.4%	26.0%	24.8%	25.6%

Catastrophe reinstatement premiums (expensed) collected - pre-tax	$8	$12	$8	$(18)	$3	$10	$(10)
Catastrophe losses - pre-tax	$283	$1,158	$288	$682	$299	$2,411	$3,249
Favorable prior period development (PPD) - pre-tax	$(145)	$(321)	$(268)	$(192)	$(206)	$(926)	$(395)

Impact of catastrophe losses on P&C combined ratio - Unfavorable	3.2%	12.2%	3.4%	9.1%	3.8%	7.1%	10.6%
Impact of PPD on P&C combined ratio - Favorable	-1.6%	-3.6%	-3.3%	-2.5%	-2.6%	-2.8%	-1.2%
Impact of Cats and PPD on P&C combined ratio - Unfavorable	1.6%	8.6%	0.1%	6.6%	1.2%	4.3%	9.4%

P&C Results	Page 3

Chubb Limited

Global P&C Underwriting Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Global P&C includes the company’s North America Commercial P&C Insurance segment (refer to page 11), North America Personal P&C Insurance segment (refer to page 12), Overseas General Insurance segment (refer to page 14), Global Reinsurance segment (refer to page 15), and Corporate (refer to page 17). Global P&C excludes the North America Agricultural Insurance and Life Insurance segments.

Global P&C (Including Corporate and excluding Agriculture)	4Q-21	3Q-21	2Q-21	1Q-21	4Q-20	Full Year 2021	Full Year 2020
Global P&C underwriting income
Gross premiums written	$10,275	$10,396	$10,502	$9,624	$9,259	$40,797	$36,086
Net premiums written	8,239	8,486	8,419	7,859	7,528	33,003	29,460
Net premiums earned	8,228	8,073	7,798	7,516	7,405	31,615	28,813
Adjusted losses and loss expenses	4,706	5,322	4,487	4,771	4,321	19,286	19,441
Policy acquisition costs	1,579	1,549	1,480	1,474	1,452	6,082	5,658
Administrative expenses	738	720	689	659	699	2,806	2,650

Global P&C underwriting income	$1,205	$482	$1,142	$612	$933	$3,441	$1,064

Global P&C CAY underwriting income ex Cats	$1,310	$1,292	$1,150	$1,114	$1,025	$4,866	$3,902

% Change versus prior year period
Net premiums written	9.5%	13.4%	15.7%	9.5%	6.0%	12.0%	4.9%
Net premiums earned	11.1%	12.2%	9.1%	6.3%	7.3%	9.7%	6.1%

Net premiums written constant $	9.2%	11.7%	12.9%	7.9%	5.7%	10.4%	5.7%
Net premiums earned constant $	10.9%	10.5%	6.2%	5.0%	6.9%	8.2%	6.8%

Combined ratio
Loss and loss expense ratio	57.2%	65.9%	57.5%	63.5%	58.4%	61.0%	67.5%
Policy acquisition cost ratio	19.2%	19.2%	19.0%	19.6%	19.6%	19.2%	19.6%
Administrative expense ratio	9.0%	8.9%	8.9%	8.8%	9.4%	8.9%	9.2%

Combined ratio	85.4%	94.0%	85.4%	91.9%	87.4%	89.1%	96.3%

CAY combined ratio ex Cats

CAY loss and loss expense ratio ex Cats	55.8%	56.2%	57.5%	57.0%	57.0%	56.6%	57.6%
CAY policy acquisition cost and administrative expense ratio ex Cats	28.3%	27.9%	27.8%	28.2%	29.1%	28.0%	28.9%

CAY combined ratio ex Cats	84.1%	84.1%	85.3%	85.2%	86.1%	84.6%	86.5%

Other ratios
Net premiums written/gross premiums written	80%	82%	80%	82%	81%	81%	82%

Expense ratio	28.2%	28.1%	27.9%	28.4%	29.0%	28.1%	28.8%
Expense ratio excluding A&H	26.5%	26.4%	26.1%	26.6%	27.2%	26.4%	26.9%

Catastrophe reinstatement premiums (expensed) collected - pre-tax	$10	$12	$8	$(18)	$4	$12	$(9)
Catastrophe losses - pre-tax	$265	$1,150	$284	$674	$288	$2,373	$3,214
Favorable prior period development (PPD) - pre-tax	$(150)	$(328)	$(268)	$(190)	$(192)	$(936)	$(385)

Global P&C	Page 4

Chubb Limited

Summary Consolidated Balance Sheets

(in millions of U.S. dollars, except per share data)

(Unaudited)

	December 31	September 30	June 30	March 31	December 31
	2021	2021	2021	2021	2020
Assets
Fixed maturities available for sale, at fair value	$93,108	$92,685	$92,163	$91,071	$90,699
Fixed maturities held to maturity, at amortized cost	10,118	10,515	10,673	11,132	11,653
Equity securities, at fair value	4,782	4,557	4,607	4,405	4,027
Short-term investments, at fair value	3,146	3,529	4,470	3,735	4,345
Other investments	11,169	10,843	9,457	8,636	7,945

	122,323	122,129	121,370	118,979	118,669

Cash	1,659	1,620	1,843	1,684	1,747
Securities lending collateral	1,831	2,368	2,369	2,076	1,844
Insurance and reinsurance balances receivable	11,322	11,723	11,720	10,573	10,480
Reinsurance recoverable on losses and loss expenses	17,366	16,648	15,725	15,914	15,592
Deferred policy acquisition costs	5,513	5,532	5,605	5,443	5,402
Value of business acquired	236	245	255	258	263
Prepaid reinsurance premiums	3,028	3,092	3,141	2,835	2,769
Goodwill and other intangible assets	20,668	20,965	21,200	21,161	21,211
Investments in partially-owned insurance companies	3,116	3,006	2,983	2,871	2,813
Other assets	12,992	11,726	10,963	10,183	9,984

Total assets	$200,054	$199,054	$197,174	$191,977	$190,774

Liabilities
Unpaid losses and loss expenses	$72,943	$72,631	$70,289	$69,255	$67,811
Unearned premiums	19,101	19,519	19,167	18,040	17,652
Future policy benefits	5,947	5,890	5,930	5,839	5,713
Insurance and reinsurance balances payable	7,243	7,104	7,525	6,566	6,708
Securities lending payable	1,831	2,368	2,369	2,076	1,844
Accounts payable, accrued expenses, and other liabilities	16,410	16,876	15,989	15,456	15,457
Deferred tax liabilities	389	217	581	482	892
Short-term and long-term debt	16,168	14,823	14,954	14,879	14,948
Trust preferred securities	308	308	308	308	308

Total liabilities	140,340	139,736	137,112	132,901	131,333

Shareholders’ equity
Total shareholders’ equity, excl. AOCI	59,364	58,340	58,240	58,118	56,572
Accumulated other comprehensive income (loss) (AOCI)	350	978	1,822	958	2,869

Total shareholders’ equity	59,714	59,318	60,062	59,076	59,441

Total liabilities and shareholders’ equity	$200,054	$199,054	$197,174	$191,977	$190,774

Book value per common share	$139.99	$137.67	$136.90	$131.37	$131.88
% change over prior quarter	1.7%	0.6%	4.2%	-0.4%	5.5%
Tangible book value per common share	$94.38	$91.89	$91.48	$87.16	$87.69
% change over prior quarter	2.7%	0.4%	5.0%	-0.6%	8.1%

Consol Bal Sheet	Page 5

Chubb Limited

Consolidated Net Premiums Written by Line of Business

(in millions of U.S. dollars)

(Unaudited)

				Constant $	Full Year	Full Year		Constant $
	4Q-21	4Q-20	% Change	% Change	2021	2020	% Change	% Change
Net premiums written
Commercial multiple peril (1)	$304	$269	12.9%	12.9%	$1,193	$1,047	13.9%	13.9%
Commercial casualty	1,779	1,636	8.7%	8.4%	6,994	6,177	13.2%	12.5%
Workers’ compensation	533	530	0.7%	0.7%	2,130	2,015	5.7%	5.7%
Financial lines	1,386	1,189	16.5%	15.9%	5,067	4,201	20.6%	18.5%
Surety	137	137	0.5%	0.2%	572	531	7.9%	7.0%
Property and other short-tail lines	1,519	1,283	18.4%	18.1%	6,425	5,231	22.8%	19.9%

Total Commercial P&C lines	5,658	5,044	12.2%	11.8%	22,381	19,202	16.6%	15.1%

Agriculture	278	242	14.6%	14.6%	2,388	1,846	29.3%	29.3%

Personal automobile	391	376	3.8%	1.4%	1,525	1,550	-1.6%	-3.6%
Personal homeowners	941	919	2.3%	2.7%	3,719	3,627	2.5%	2.2%
Personal other	439	419	4.6%	3.9%	1,825	1,656	10.2%	6.6%

Total Personal lines	1,771	1,714	3.2%	2.7%	7,069	6,833	3.4%	2.0%

Total Property and Casualty lines	7,707	7,000	10.1%	9.7%	31,838	27,881	14.2%	12.8%

Global A&H lines (2)	908	928	-2.1%	-2.0%	3,763	3,859	-2.5%	-4.7%
Reinsurance lines	171	125	36.9%	35.9%	873	731	19.5%	18.0%
Life	364	357	2.2%	3.4%	1,394	1,349	3.4%	1.9%

Total consolidated	$9,150	$8,410	8.8%	8.5%	$37,868	$33,820	12.0%	10.5%

(1) Commercial multiple peril represents retail package business (property and general liability).

(2) For purposes of this schedule only, A&H results from our Combined North America and International businesses, normally included in the Life Insurance and Overseas General Insurance segments, respectively, as well as the A&H results of our North America Commercial P&C segment, are included in Global A&H lines above.

Line of Business	Page 6

Chubb Limited

Consolidated Results - Three months ended December 31, 2021

(in millions of U.S. dollars, except ratios)

(Unaudited)

Q4 2021	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C	Life Insurance	Total Consolidated

Net premiums written	$4,097	$1,241	$278	$2,730	$171	$-	$8,517	$633	$9,150
Net premiums earned	4,030	1,263	480	2,720	215	-	8,708	613	9,321

Adjusted losses and loss expenses	2,275	583	408	1,207	210	431	5,114	178	5,292
Adjusted policy benefits	-	-	-	-	-	-	-	199	199
Policy acquisition costs	542	255	24	729	53	-	1,603	174	1,777
Administrative expenses	280	76	(13)	267	8	107	725	86	811

Underwriting income (loss)	933	349	61	517	(56)	(538)	1,266	(24)	1,242

Adjusted net investment income	496	60	7	150	81	4	798	106	904

Other income (expense) -operating	(7)	(1)	(1)	3	-	(7)	(13)	27	14

Amortization expense of purchased intangibles	-	(2)	(6)	(12)	-	(50)	(70)	(1)	(71)

Segment income (loss)	$1,422	$406	$61	$658	$25	$(591)	$1,981	$108	$2,089

Adjusted interest expense						(131)			(131)

Income tax expense						(309)			(309)

Core operating income (loss)						(1,031)			1,649

Amortization of fair value adjustment of acquired invested assets and long-term debt, net of nil tax						(12)			(12)

Adjusted net realized gains (losses), net of $95 million tax (1)						504			504

Net income (loss)						$(539)			$2,141

Combined ratio	76.8%	72.3%	87.3%	81.0%	126.2%		85.5%
CAY combined ratio ex Cats	82.0%	77.0%	81.2%	86.6%	81.6%		83.9%

(1) Includes Net realized gains (losses) related to unconsolidated entities.

Consol Results - QTD 2021	Page 7

Chubb Limited

Consolidated Results - Full Year 2021

(in millions of U.S. dollars, except ratios)

(Unaudited)

	North	North	North
	America	America	America	Overseas
	Commercial P&C	Personal P&C	Agricultural	General	Global		Total	Life	Total
Full Year 2021	Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	P&C	Insurance	Consolidated

Net premiums written	$16,415	$5,002	$2,388	$10,713	$873	$-	$35,391	$2,477	$37,868
Net premiums earned	15,461	4,915	2,338	10,441	798	-	33,953	2,402	36,355
Adjusted losses and loss expenses	10,015	2,924	1,962	5,143	632	572	21,248	740	21,988
Adjusted policy benefits	-	-	-	-	-	-	-	707	707
Policy acquisition costs	2,082	1,001	124	2,799	200	-	6,206	712	6,918
Administrative expenses	1,052	276	(3)	1,078	35	365	2,803	333	3,136

Underwriting income (loss)	2,312	714	255	1,421	(69)	(937)	3,696	(90)	3,606

Adjusted net investment income	2,078	249	28	597	331	29	3,312	407	3,719
Other income (expense) - operating	(31)	2	(1)	-	-	(16)	(46)	106	60
Amortization expense of purchased intangibles	-	(10)	(26)	(48)	-	(198)	(282)	(5)	(287)

Segment income (loss)	$4,359	$955	$256	$1,970	$262	$(1,122)	$6,680	$418	$7,098

Adjusted interest expense						(512)			(512)
Income tax expense						(1,017)			(1,017)

Core operating income (loss)						(2,651)			5,569
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of $11 million tax benefit						(53)			(53)
Adjusted net realized gains (losses), net of $271 million tax (1)						3,023			3,023

Net income						$319			$8,539

Combined ratio	85.0%	85.5%	89.1%	86.4%	108.7%		89.1%
CAY combined ratio ex Cats	82.9%	77.9%	86.8%	87.2%	81.2%		84.8%

(1) Includes Net realized gains (losses) related to unconsolidated entities.

Consol Results - FY 2021	Page 8

Chubb Limited

Consolidated Results - Three months ended December 31, 2020

(in millions of U.S. dollars, except ratios)

(Unaudited)

	North	North	North
	America	America	America	Overseas
	Commercial P&C	Personal P&C	Agricultural	General	Global		Total	Life	Total
Q4 2020	Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	P&C	Insurance	Consolidated

Net premiums written	$3,724	$1,201	$242	$2,478	$125	$-	$7,770	$640	$8,410
Net premiums earned	3,537	1,243	381	2,447	178	-	7,786	644	8,430
Adjusted losses and loss expenses	2,006	781	321	1,320	121	93	4,642	168	4,810
Adjusted policy benefits	-	-	-	-	-	-	-	184	184
Policy acquisition costs	490	250	27	665	47	-	1,479	215	1,694
Administrative expenses	255	71	(3)	275	9	89	696	82	778

Underwriting income (loss)	786	141	36	187	1	(182)	969	(5)	964

Adjusted net investment income	517	65	7	138	93	4	824	100	924
Other income (expense) - operating	(4)	(1)	-	(3)	(1)	2	(7)	22	15
Amortization expense of purchased intangibles	-	(3)	(7)	(12)	-	(50)	(72)	(1)	(73)

Segment income (loss)	$1,299	$202	$36	$310	$93	$(226)	$1,714	$116	$1,830

Adjusted interest expense						(131)			(131)
Income tax expense						(259)			(259)

Core operating income (loss)						(616)			1,440
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of $3 million tax benefit						(18)			(18)
Adjusted net realized gains (losses), net of $78 million tax (1)						996			996

Net income						$362			$2,418

Combined ratio	77.8%	88.6%	90.5%	92.4%	99.6%		87.6%
CAY combined ratio ex Cats	83.9%	79.3%	91.1%	89.5%	81.3%		86.4%

(1) Includes Net realized gains (losses) related to unconsolidated entities.

Consol Results - QTD 2020	Page 9

Chubb Limited

Consolidated Results - Full Year 2020

(in millions of U.S. dollars, except ratios)

(Unaudited)

	North	North	North
	America	America	America	Overseas
	Commercial P&C	Personal P&C	Agricultural	General	Global		Total	Life	Total
Full Year 2020	Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	P&C	Insurance	Consolidated

Net premiums written	$14,474	$4,920	$1,846	$9,335	$731	$-	$31,306	$2,514	$33,820
Net premiums earned	13,964	4,866	1,822	9,285	698	-	30,635	2,482	33,117
Adjusted losses and loss expenses	10,129	3,187	1,544	5,255	435	435	20,985	724	21,709
Adjusted policy benefits	-	-	-	-	-	-	-	726	726
Policy acquisition costs	1,942	974	123	2,568	174	-	5,781	766	6,547
Administrative expenses	1,006	270	9	1,034	37	303	2,659	320	2,979

Underwriting income (loss)	887	435	146	428	52	(738)	1,210	(54)	1,156

Adjusted net investment income	2,061	260	30	534	307	29	3,221	385	3,606
Other income (expense) - operating	(23)	(5)	(1)	(13)	(2)	(30)	(74)	74	-
Amortization expense of purchased intangibles	-	(11)	(27)	(45)	-	(203)	(286)	(4)	(290)

Segment income (loss)	$2,925	$679	$148	$904	$357	$(942)	$4,071	$401	$4,472

Adjusted interest expense						(537)			(537)
Income tax expense						(622)			(622)

Core operating income (loss)						(2,101)			3,313
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of $17 million tax benefit						(78)			(78)
Adjusted net realized gains (losses), net of $24 million tax (1)						298			298

Net income (loss)						$(1,881)			$3,533

Combined ratio	93.7%	91.1%	92.0%	95.4%	92.5%		96.1%
CAY combined ratio ex Cats	85.3%	78.7%	90.5%	89.4%	80.1%		86.7%

(1) Includes Net realized gains (losses) related to unconsolidated entities.

Consol Results - FY 2020	Page 10

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Commercial P&C Insurance						Full Year	Full Year
	4Q-21	3Q-21	2Q-21	1Q-21	4Q-20	2021	2020

Gross premiums written	$5,347	$5,471	$5,456	$4,545	$4,780	$20,819	$18,233

Net premiums written	4,097	4,369	4,285	3,664	3,724	16,415	14,474
Net premiums earned	4,030	3,954	3,803	3,674	3,537	15,461	13,964
Losses and loss expenses	2,275	2,754	2,426	2,560	2,006	10,015	10,129
Policy acquisition costs	542	537	489	514	490	2,082	1,942
Administrative expenses	280	273	245	254	255	1,052	1,006

Underwriting income	933	390	643	346	786	2,312	887
Adjusted net investment income	496	507	535	540	517	2,078	2,061
Other income (expense) - operating	(7)	(8)	(14)	(2)	(4)	(31)	(23)

Segment income	$1,422	$889	$1,164	$884	$1,299	$4,359	$2,925

CAY underwriting income ex Cats	$724	$705	$652	$581	$568	$2,662	$2,056

Combined ratio
Loss and loss expense ratio	56.4%	69.7%	63.8%	69.7%	56.7%	64.8%	72.5%
Policy acquisition cost ratio	13.4%	13.5%	12.9%	14.0%	13.9%	13.4%	14.0%
Administrative expense ratio	7.0%	6.9%	6.4%	6.9%	7.2%	6.8%	7.2%

Combined ratio	76.8%	90.1%	83.1%	90.6%	77.8%	85.0%	93.7%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	61.6%	62.3%	63.7%	63.4%	62.8%	62.7%	64.2%
CAY policy acquisition cost and administrative expense ratio ex Cats	20.4%	20.1%	19.2%	20.8%	21.1%	20.2%	21.1%

CAY combined ratio ex Cats	82.0%	82.4%	82.9%	84.2%	83.9%	82.9%	85.3%

Catastrophe reinstatement premiums expensed - pre-tax	$-	$-	$-	$-	$-	$-	$(3)
Catastrophe losses - pre-tax	$113	$472	$165	$362	$33	$1,112	$1,868
Favorable prior period development (PPD) - pre-tax	$(322)	$(157)	$(156)	$(127)	$(251)	$(762)	$(702)

% Change versus prior year period

Net premiums written	10.0%	15.6%	15.2%	12.7%	8.3%	13.4%	8.2%
Net premiums written - Commercial	11.0%	16.6%	16.3%	14.7%	10.0%	14.6%	9.6%
Net premiums written - Consumer	-12.8%	-3.9%	-8.9%	-18.5%	-19.1%	-11.3%	-13.8%
Net premiums earned	14.0%	14.4%	5.8%	8.8%	8.4%	10.7%	8.1%

Other ratios
Net premiums written/gross premiums written	77%	80%	79%	81%	78%	79%	79%

Production - Net premiums written
Commercial P&C excluding A&H (1)
Major Accounts & Specialty	$2,331	$2,485	$2,487	$2,004	$2,082	$9,307	$8,141
Commercial	1,625	1,722	1,646	1,500	1,481	6,493	5,640
A&H	141	162	152	160	161	615	693

Total	$4,097	$4,369	$4,285	$3,664	$3,724	$16,415	$14,474

(1) Major Accounts & Specialty: large corporate accounts and wholesale business. Commercial: principally middle market and small commercial accounts.

NA Commercial	Page 11

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Personal P&C Insurance						Full Year	Full Year
	4Q-21	3Q-21	2Q-21	1Q-21	4Q-20	2021	2020

Gross premiums written	$1,421	$1,480	$1,544	$1,275	$1,348	$5,720	$5,572
Net premiums written	1,241	1,300	1,363	1,098	1,201	5,002	4,920
Net premiums earned	1,263	1,244	1,224	1,184	1,243	4,915	4,866
Losses and loss expenses	583	846	676	819	781	2,924	3,187
Policy acquisition costs	255	254	245	247	250	1,001	974
Administrative expenses	76	73	67	60	71	276	270

Underwriting income	349	71	236	58	141	714	435
Net investment income	60	60	64	65	65	249	260
Other income (expense) - operating	(1)	(1)	5	(1)	(1)	2	(5)
Amortization expense of purchased intangibles	(2)	(2)	(3)	(3)	(3)	(10)	(11)

Segment income	$406	$128	$302	$119	$202	$955	$679

CAY underwriting income ex Cats	$291	$286	$253	$258	$254	$1,088	$1,032

Combined ratio
Loss and loss expense ratio	46.1%	68.0%	55.2%	69.2%	62.8%	59.5%	65.5%
Policy acquisition cost ratio	20.2%	20.4%	20.0%	20.9%	20.1%	20.4%	20.0%
Administrative expense ratio	6.0%	5.9%	5.5%	5.0%	5.7%	5.6%	5.6%

Combined ratio	72.3%	94.3%	80.7%	95.1%	88.6%	85.5%	91.1%

CAY combined ratio ex Cats

CAY loss and loss expense ratio ex Cats	50.8%	50.7%	53.6%	53.2%	53.4%	52.0%	53.1%
CAY policy acquisition cost and administrative expense ratio ex Cats	26.2%	26.3%	25.6%	25.4%	25.9%	25.9%	25.6%

CAY combined ratio ex Cats	77.0%	77.0%	79.2%	78.6%	79.3%	77.9%	78.7%

Catastrophe reinstatement premiums (expensed) collected - pre-tax	$-	$-	$7	$(23)	$-	$(16)	$(1)

Unfavorable (favorable) Catastrophe losses - pre-tax	$(19)	$397	$68	$217	$98	$663	$533
Unfavorable (favorable) prior period development (PPD) - pre-tax	$(39)	$(182)	$(44)	$(40)	$15	$(305)	$63

% Change versus prior year period

Net premiums written	3.3%	1.2%	2.6%	-0.8%	2.5%	1.7%	2.8%
Net premiums earned	1.6%	1.0%	2.7%	-1.3%	4.9%	1.0%	3.7%

Other ratios

Net premiums written/gross premiums written	87%	88%	88%	86%	89%	87%	88%

NA Personal	Page 12

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Agricultural Insurance						Full Year	Full Year
	4Q-21	3Q-21	2Q-21	1Q-21	4Q-20	2021	2020

Gross premiums written	$371	$2,013	$706	$266	$312	$3,356	$2,516
Net premiums written	278	1,415	512	183	242	2,388	1,846
Net premiums earned	480	1,338	410	110	381	2,338	1,822

Adjusted losses and loss expenses (1)	408	1,138	331	85	321	1,962	1,544
Policy acquisition costs	24	61	27	12	27	124	123
Administrative expenses	(13)	4	3	3	(3)	(3)	9

Underwriting income	61	135	49	10	36	255	146
Net investment income	7	6	8	7	7	28	30
Other income (expense) - operating	(1)	-	-	-	-	(1)	(1)
Amortization expense of purchased intangibles	(6)	(7)	(6)	(7)	(7)	(26)	(27)

Segment income	$61	$134	$51	$10	$36	$256	$148

CAY underwriting income ex Cats	$86	$150	$53	$16	$34	$305	$172

Combined ratio
Loss and loss expense ratio	85.1%	85.0%	80.7%	77.5%	84.1%	83.9%	84.7%
Policy acquisition cost ratio	4.9%	4.6%	6.7%	10.7%	7.0%	5.3%	6.8%
Administrative expense ratio	-2.7%	0.3%	0.7%	2.7%	-0.6%	-0.1%	0.5%

Combined ratio	87.3%	89.9%	88.1%	90.9%	90.5%	89.1%	92.0%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	78.2%	84.0%	79.7%	71.2%	86.3%	81.5%	83.7%
CAY policy acquisition cost and administrative expense ratio ex Cats	3.0%	4.9%	7.4%	13.5%	4.8%	5.3%	6.8%

CAY combined ratio ex Cats	81.2%	88.9%	87.1%	84.7%	91.1%	86.8%	90.5%

Catastrophe reinstatement premiums expensed - pre-tax	$(2)	$-	$-	$-	$(1)	$(2)	$(1)
Catastrophe losses - pre-tax	$18	$8	$4	$8	$11	$38	$35
Unfavorable (favorable) prior period development (PPD) - pre-tax	$5	$7	$-	$(2)	$(14)	$10	$(10)

% Change versus prior year period
Net premiums written	14.6%	43.6%	11.0%	16.5%	-12.2%	29.3%	2.0%
Net premiums earned	25.8%	37.9%	8.9%	16.7%	-9.4%	28.3%	1.5%

Other ratios

Net premiums written/gross premiums written	75%	70%	72%	69%	78%	71%	73%

(1) Includes Realized gains (losses) on crop derivatives.

NA Agriculture	Page 13

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Overseas General Insurance						Full Year	Full Year
	4Q-21	3Q-21	2Q-21	1Q-21	4Q-20	2021	2020
Gross premiums written	$3,320	$3,202	$3,166	$3,574	$3,001	$13,262	$11,449
Net premiums written	2,730	2,596	2,497	2,890	2,478	10,713	9,335
Net premiums earned	2,720	2,664	2,579	2,478	2,447	10,441	9,285
Losses and loss expenses	1,207	1,487	1,186	1,263	1,320	5,143	5,255
Policy acquisition costs	729	703	699	668	665	2,799	2,568
Administrative expenses	267	266	279	266	275	1,078	1,034

Underwriting income	517	208	415	281	187	1,421	428
Adjusted net investment income	150	157	149	141	138	597	534
Other income (expense) - operating	3	-	(2)	(1)	(3)	-	(13)
Amortization expense of purchased intangibles	(12)	(11)	(13)	(12)	(12)	(48)	(45)

Segment income	$658	$354	$549	$409	$310	$1,970	$904

CAY underwriting income ex Cats	$365	$368	$299	$306	$258	$1,338	$983
Combined ratio
Loss and loss expense ratio	44.4%	55.8%	46.0%	51.0%	53.9%	49.3%	56.6%
Policy acquisition cost ratio	26.8%	26.4%	27.1%	27.0%	27.2%	26.8%	27.7%
Administrative expense ratio	9.8%	10.0%	10.8%	10.7%	11.3%	10.3%	11.1%

Combined ratio	81.0%	92.2%	83.9%	88.7%	92.4%	86.4%	95.4%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	50.0%	49.8%	50.6%	49.9%	51.0%	50.1%	50.7%
CAY policy acquisition cost and administrative expense ratio ex Cats	36.6%	36.4%	37.8%	37.7%	38.5%	37.1%	38.7%

CAY combined ratio ex Cats	86.6%	86.2%	88.4%	87.6%	89.5%	87.2%	89.4%

Catastrophe reinstatement premiums (expensed) collected - pre-tax	$-	$-	$-	$-	$1	$-	$(15)
Catastrophe losses - pre-tax	$80	$188	$40	$50	$122	$358	$690
Favorable prior period development (PPD) - pre-tax	$(232)	$(28)	$(156)	$(25)	$(50)	$(441)	$(150)
% Change versus prior year period
Net premiums written	10.2%	15.9%	23.6%	11.2%	4.1%	14.8%	0.8%
Net premiums written - Commercial	15.0%	20.6%	32.4%	20.3%	14.2%	21.4%	9.1%
Net premiums written - Consumer	3.2%	9.2%	12.8%	-1.3%	-8.0%	5.6%	-8.9%
Net premiums earned	11.2%	13.9%	17.6%	7.4%	7.0%	12.5%	4.5%
Net premiums written constant $	9.9%	11.2%	15.0%	7.1%	3.3%	10.6%	2.9%
Net premiums written - Commercial	14.3%	16.0%	23.4%	15.2%	12.6%	16.9%	10.8%
Net premiums written - Consumer	3.3%	4.5%	4.6%	-4.2%	-8.1%	1.8%	-6.4%
Net premiums earned constant $	11.0%	9.7%	9.1%	3.7%	6.0%	8.4%	6.6%
Other ratios: Net premiums written/gross premiums written	82%	81%	79%	81%	83%	81%	82%

				Constant $	Full Year	Full Year		Constant $
Production by Region - Net premiums written	4Q-21	4Q-20	% Change	% Change	2021	2020	% Change	% Change
Europe, Middle East and Africa	$1,330	$1,136	17.1%	16.1%	$5,242	$4,247	23.4%	17.7%
Latin America	555	514	8.2%	7.5%	2,044	1,928	6.1%	4.5%
Asia Pacific ex Japan	687	643	7.0%	7.0%	2,733	2,450	11.6%	6.4%
Japan	118	119	-1.0%	5.0%	520	515	0.9%	2.5%
Other (1)	40	66	-40.0%	-40.4%	174	195	-10.8%	-13.9%

Total	$2,730	$2,478	10.2%	9.9%	$10,713	$9,335	14.8%	10.6%

(1) Includes the company’s international supplemental A&H business of Combined Insurance and other international operations.

Overseas General Insurance	Page 14

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Global Reinsurance						Full Year	Full Year
	4Q-21	3Q-21	2Q-21	1Q-21	4Q-20	2021	2020

Gross premiums written	$187	$243	$336	$230	$130	$996	$832
Net premiums written	171	221	274	207	125	873	731
Net premiums earned	215	211	192	180	178	798	698
Losses and loss expenses	210	192	110	120	121	632	435
Policy acquisition costs	53	55	47	45	47	200	174
Administrative expenses	8	9	10	8	9	35	37

Underwriting income (loss)	(56)	(45)	25	7	1	(69)	52
Adjusted net investment income	81	99	81	70	93	331	307
Other income (expense) - operating	-	-	-	-	(1)	-	(2)

Segment income	$25	$54	$106	$77	$93	$262	$357

CAY underwriting income ex Cats	$39	$32	$35	$40	$33	$146	$136

Combined ratio
Loss and loss expense ratio	97.6%	91.2%	56.8%	66.9%	68.3%	79.2%	62.3%
Policy acquisition cost ratio	24.6%	26.0%	24.7%	24.9%	25.9%	25.1%	24.9%
Administrative expense ratio	4.0%	4.2%	5.1%	4.6%	5.4%	4.4%	5.3%

Combined ratio	126.2%	121.4%	86.6%	96.4%	99.6%	108.7%	92.5%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	51.3%	52.0%	50.9%	48.3%	49.3%	50.7%	49.1%
CAY policy acquisition cost and administrative expense ratio ex Cats	30.3%	31.5%	30.3%	29.7%	32.0%	30.5%	31.0%

CAY combined ratio ex Cats	81.6%	83.5%	81.2%	78.0%	81.3%	81.2%	80.1%

Catastrophe reinstatement premiums collected - pre-tax	$10	$12	$1	$5	$3	$28	$10
Catastrophe losses - pre-tax	$91	$93	$11	$45	$35	$240	$123
Unfavorable (favorable) prior period development (PPD) - pre-tax	$14	$(4)	$-	$(7)	$-	$3	$(29)

% Change versus prior year period
Net premiums written as reported	36.9%	22.3%	32.4%	-5.1%	14.4%	19.5%	12.6%
Net premiums earned as reported	20.6%	23.8%	17.8%	-3.3%	6.5%	14.3%	6.7%

Net premiums written constant $	35.9%	20.6%	30.7%	-6.2%	12.9%	18.0%	12.1%
Net premiums earned constant $	19.9%	21.8%	15.1%	-4.3%	5.1%	12.8%	6.2%

Other ratios
Net premiums written/gross premiums written	91%	91%	81%	90%	96%	88%	88%

Global Reinsurance	Page 15

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Life Insurance						Full Year	Full Year
	4Q-21	3Q-21	2Q-21	1Q-21	4Q-20	2021	2020
Gross premiums written	$674	$646	$652	$655	$678	$2,627	$2,659
Net premiums written	633	609	615	620	640	2,477	2,514
Net premiums earned	613	589	605	595	644	2,402	2,482
Losses and loss expenses	178	179	185	198	168	740	724
Adjusted policy benefits	199	175	170	163	184	707	726
Policy acquisition costs	174	168	191	179	215	712	766
Administrative expenses	86	82	83	82	82	333	320
Net investment income	106	102	101	98	100	407	385

Life Insurance underwriting income (1)	82	87	77	71	95	317	331
Other income (expense) - operating	27	19	26	34	22	106	74
Amortization expense of purchased intangibles	(1)	(2)	(1)	(1)	(1)	(5)	(4)

Segment income	$108	$104	$102	$104	$116	$418	$401

% Change versus prior year period
Net premiums written	-1.3%	0.0%	-0.7%	-3.8%	3.0%	-1.5%	5.1%
Net premiums earned	-4.9%	-1.6%	-0.4%	-5.7%	5.0%	-3.2%	5.9%
Net premiums written constant $	-1.0%	-1.4%	-4.0%	-4.7%	3.1%	-2.8%	5.6%
Net premiums earned constant $	-4.7%	-3.0%	-3.7%	-6.7%	5.2%	-4.6%	6.5%

(1) We assess the performance of our Life Insurance business based on Life Insurance underwriting income which includes Net investment income and (Gains) losses from fair value changes in separate account assets.

International life insurance net premiums written and deposits breakdown (excludes Combined North America and Life reinsurance businesses):

				Constant $	Full Year	Full Year		Constant $
	4Q-21	4Q-20	% Change	% Change	2021	2020	% Change	% Change
International life insurance net premiums written	$341	$333	2.4%	3.7%	$1,310	$1,198	9.4%	7.6%
International life insurance deposits (2)	627	444	41.2%	37.8%	2,441	1,559	56.6%	49.9%

Total international life insurance net premiums written and deposits	$968	$777	24.6%	23.5%	$3,751	$2,757	36.1%	31.8%

International life insurance segment income	$22	$32	-33.3%	-33.8%	$140	$166	-15.8%	-16.5%

(2) Includes deposits collected on universal life and investment contracts. Consistent with GAAP, premiums collected on universal life and investment contracts are considered deposits and excluded from revenues.

Life Insurance	Page 16

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Corporate						Full Year	Full Year
	4Q-21	3Q-21	2Q-21	1Q-21	4Q-20	2021	2020
Gross premiums written	$-	$-	$-	$-	$-	$-	$-
Net premiums written	-	-	-	-	-	-	-
Net premiums earned	-	-	-	-	-	-	-

Losses and loss expenses (1)	431	43	89	9	93	572	435
Policy acquisition costs	-	-	-	-	-	-	-
Administrative expenses	107	99	88	71	89	365	303

Underwriting loss	(538)	(142)	(177)	(80)	(182)	(937)	(738)
Adjusted net investment income	4	9	7	9	4	29	29

Other income (expense) - operating	(7)	(3)	(2)	(4)	2	(16)	(30)

Adjusted interest expense	(131)	(127)	(127)	(127)	(131)	(512)	(537)
Amortization expense of purchased intangibles	(50)	(49)	(50)	(49)	(50)	(198)	(203)
Income tax expense	(309)	(194)	(304)	(210)	(259)	(1,017)	(622)

Core operating loss	(1,031)	(506)	(653)	(461)	(616)	(2,651)	(2,101)
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax	(12)	(11)	(14)	(16)	(18)	(53)	(78)

Adjusted net realized gains (losses), net of tax (2)	504	687	658	1,174	996	3,023	298

Net income (loss)	$(539)	$170	$(9)	$697	$362	$319	$(1,881)

Unfavorable prior period development (PPD) - pre-tax	$429	$43	$88	$9	$94	$569	$433

(1) Q4 and full year 2021 includes $349 million and $417 million, respectively, of net unfavorable PPD for legacy exposures related to molestation claims.

(2) Includes Net realized gains (losses) related to unconsolidated entities.

Corporate	Page 17

Chubb Limited

Loss Reserve Rollforward

(in millions of U.S. dollars, except ratios)

(Unaudited)

	Unpaid Losses			Net Paid to
	Gross	Ceded	Net	Incurred Ratio

Balance at December 31, 2019	$62,690	$14,181	$48,509
Losses and loss expenses incurred	5,569	1,084	4,485
Losses and loss expenses paid	(5,345)	(1,090)	(4,255)	95%
Other (incl. foreign exch. revaluation)	(700)	(135)	(565)

Balance at March 31, 2020	$62,214	$14,040	$48,174
Losses and loss expenses incurred	7,825	1,248	6,577
Losses and loss expenses paid	(4,874)	(1,024)	(3,850)	59%
Other (incl. foreign exch. revaluation)	534	97	437

Balance at June 30, 2020	$65,699	$14,361	$51,338
Losses and loss expenses incurred	7,288	1,453	5,835
Losses and loss expenses paid	(5,342)	(1,084)	(4,258)	73%
Other (incl. foreign exch. revaluation)	260	37	223

Balance at September 30, 2020	$67,905	$14,767	$53,138
Losses and loss expenses incurred	6,029	1,216	4,813
Losses and loss expenses paid	(6,492)	(1,421)	(5,071)	105%
Other (incl. foreign exch. revaluation)	369	85	284

Balance at December 31, 2020	$67,811	$14,647	$53,164
Losses and loss expenses incurred	6,467	1,414	5,053
Losses and loss expenses paid	(5,100)	(1,207)	(3,893)	77%
Other (incl. foreign exch. revaluation)	77	6	71

Balance at March 31, 2021	$69,255	$14,860	$54,395
Losses and loss expenses incurred	5,898	892	5,006
Losses and loss expenses paid	(5,100)	(1,107)	(3,993)	80%
Other (incl. foreign exch. revaluation)	236	76	160

Balance at June 30, 2021	$70,289	$14,721	$55,568
Losses and loss expenses incurred	8,492	1,863	6,629
Losses and loss expenses paid	(5,750)	(943)	(4,807)	73%
Other (incl. foreign exch. revaluation)	(400)	(91)	(309)

Balance at September 30, 2021	$72,631	$15,550	$57,081
Losses and loss expenses incurred	7,176	1,884	5,292
Losses and loss expenses paid	(6,292)	(1,101)	(5,191)	98%
Other (incl. foreign exch. revaluation)	(572)	(149)	(423)

Balance at December 31, 2021	$72,943	$16,184	$56,759
Add net recoverable on paid losses	-	1,182	(1,182)

Balance including net recoverable on paid losses	$72,943	$17,366	$55,577

Loss Reserve Rollforward	Page 18

Chubb Limited

Reinsurance Recoverable Analysis

(in millions of U.S. dollars)

(Unaudited)

Net Reinsurance Recoverable by Division
	December 31	September 30	June 30	March 31	December 31
	2021	2021	2021	2021	2020
Reinsurance recoverable on paid losses and loss expenses

Active operations	$1,038	$975	$885	$915	$789

Brandywine and Other Run-off	202	179	176	198	213

Total	$1,240	$1,154	$1,061	$1,113	$1,002

Reinsurance recoverable on unpaid losses and loss expenses

Active operations	$14,965	$14,551	$13,707	$13,868	$13,629

Brandywine and Other Run-off	1,490	1,268	1,279	1,250	1,275

Total	$16,455	$15,819	$14,986	$15,118	$14,904

Gross reinsurance recoverable

Active operations	$16,003	$15,526	$14,592	$14,783	$14,418

Brandywine and Other Run-off	1,692	1,447	1,455	1,448	1,488

Total	$17,695	$16,973	$16,047	$16,231	$15,906

Provision for uncollectible reinsurance (1)

Active operations	$(190)	$(190)	$(187)	$(181)	$(178)

Brandywine and Other Run-off	(139)	(135)	(135)	(136)	(136)

Total	$(329)	$(325)	$(322)	$(317)	$(314)

Net reinsurance recoverable

Active operations	$15,813	$15,336	$14,405	$14,602	$14,240

Brandywine and Other Run-off	1,553	1,312	1,320	1,312	1,352

Total	$17,366	$16,648	$15,725	$15,914	$15,592

(1) The provision for uncollectible reinsurance is based on a default analysis applied to gross reinsurance, net of usable collateral of approximately $3.2 billion.

Reinsurance Recoverable	Page 19

Chubb Limited

Investment Portfolio

(in millions of U.S. dollars)

(Unaudited)

	December 31		September 30		June 30		March 31		December 31
	2021		2021		2021		2021		2020
Market Value

Fixed maturities available for sale	$93,108		$92,685		$92,163		$91,071		$90,699
Fixed maturities held to maturity	10,647		11,119		11,343		11,752		12,510
Short-term investments	3,146		3,529		4,470		3,735		4,345

Total fixed maturities	$106,901		$107,333		$107,976		$106,558		$107,554

Asset Allocation by Market Value

U.S. Treasury / Agency	$3,458	3%	$3,534	3%	$3,560	3%	$3,724	3%	$4,122	4%
Corporate and asset-backed securities	41,264	39%	40,976	39%	39,889	37%	38,711	36%	38,769	36%
Mortgage-backed securities	22,292	21%	21,831	20%	21,445	20%	21,434	20%	20,616	19%
Municipal	9,650	9%	10,206	10%	10,834	10%	11,437	11%	11,943	11%
Non-U.S.	27,091	25%	27,257	25%	27,778	26%	27,517	26%	27,759	26%
Short-term investments	3,146	3%	3,529	3%	4,470	4%	3,735	4%	4,345	4%

Total fixed maturities	$106,901	100%	$107,333	100%	$107,976	100%	$106,558	100%	$107,554	100%

Credit Quality by Market Value
AAA	$15,364	14%	$15,432	14%	$16,274	15%	$15,462	15%	$15,622	15%
AA	35,179	33%	35,275	33%	35,412	33%	35,930	33%	36,125	33%
A	20,171	19%	20,242	19%	19,720	18%	19,420	18%	19,712	18%
BBB	17,362	16%	17,485	16%	17,479	16%	17,214	16%	17,542	16%
BB	9,084	8%	9,236	9%	9,495	9%	9,308	9%	9,699	9%
B	9,202	9%	9,115	8%	9,004	8%	8,646	8%	8,267	8%
Other	539	1%	548	1%	592	1%	578	1%	587	1%

Total fixed maturities	$106,901	100%	$107,333	100%	$107,976	100%	$106,558	100%	$107,554	100%

Cost/Amortized Cost, net
Fixed maturities available for sale	$90,479		$89,323		$88,254		$87,858		$85,168
Fixed maturities held to maturity	10,118		10,515		10,673		11,132		11,653
Short-term investments	3,147		3,529		4,471		3,736		4,349

Subtotal fixed maturities (1)	103,744		103,367		103,398		102,726		101,170
Equity securities	4,782		4,557		4,607		4,405		4,027
Other investments	11,169		10,843		9,457		8,636		7,945

Total investment portfolio	$119,695		$118,767		$117,462		$115,767		$113,142

Avg. duration of fixed maturities	4.1 years		4.1 years		4.2 years		4.3 years		4.0 years
Avg. market yield of fixed maturities	2.3%		2.0%		2.0%		2.1%		1.7%
Avg. credit quality	A/A		A/A		A/Aa		A/Aa		A/Aa
Avg. yield on invested assets (2)	3.1%		3.2%		3.2%		3.2%		3.3%

(1) Net of valuation allowance for expected credit losses.

(2) Calculated using adjusted net investment income.

Investments	Page 20

Chubb Limited

Investment Portfolio - 2

(in millions of U.S. dollars)

(Unaudited)

Mortgage-backed Fixed Income Portfolio

Mortgage-backed securities

	S&P Credit Rating

	AAA	AA	A	BBB	BB and below	Total

Market Value at December 31, 2021
Agency residential mortgage-backed securities (RMBS)	$92	$18,234	$-	$-	$-	$18,326
Non-agency RMBS	309	42	74	43	6	474
Commercial mortgage-backed securities	3,030	276	170	12	4	3,492

Total mortgage-backed securities at market value	$3,431	$18,552	$244	$55	$10	$22,292

U.S. Corporate and Asset-backed Fixed Income Portfolios

Market Value at December 31, 2021	S&P Credit Rating

	Investment Grade

	AAA	AA	A	BBB	Total

Asset-backed	$4,871	$849	$38	$41	$5,799
Banks	-	7	1,801	2,079	3,887
Basic Materials	-	-	108	251	359
Communications	-	202	433	1,619	2,254
Consumer, Cyclical	-	239	665	794	1,698
Consumer, Non-Cyclical	60	633	2,024	1,743	4,460
Diversified Financial Services	1	200	429	335	965
Energy	-	142	162	758	1,062
Industrial	-	12	1,037	863	1,912
Utilities	-	3	1,080	611	1,694
All Others	241	620	1,679	1,352	3,892

Total	$5,173	$2,907	$9,456	$10,446	$27,982

Market Value at December 31, 2021		S&P Credit Rating

		Below Investment Grade

		BB	B	CCC	Total

Asset-backed		$22	$3	$2	$27
Banks		-	-	-	-
Basic Materials		321	247	21	589
Communications		744	972	69	1,785
Consumer, Cyclical		1,057	1,156	73	2,286
Consumer, Non-Cyclical		1,136	1,692	78	2,906
Diversified Financial Services		203	207	5	415
Energy		858	357	2	1,217
Industrial		560	987	23	1,570
Utilities		258	77	-	335
All Others		932	1,157	63	2,152

Total		$6,091	$6,855	$336	$13,282

Investments 2	Page 21

Chubb Limited

Investment Portfolio - 3

(in millions of U.S. dollars)

(Unaudited)

Non-U.S. Fixed Income Portfolio

December 31, 2021

Non-U.S. Government Securities	Market Value by S&P Credit Rating

	AAA	AA	A	BBB	BB and below	Total

Canada	$1,021	$-	$-	$-	$-	$1,021
Republic of Korea	-	945	-	-	-	945
United Kingdom	-	664	-	-	-	664
Province of Ontario	-	-	661	-	-	661
United Mexican States	-	-	-	551	-	551
Kingdom of Thailand	-	-	548	-	-	548
Federative Republic of Brazil	-	-	-	-	527	527
Commonwealth of Australia	445	-	1	-	-	446
Socialist Republic of Vietnam	-	-	-	-	441	441
Province of Quebec	-	424	-	-	-	424
Other Non-U.S. Government Securities	436	1,979	1,304	750	1,015	5,484

Total	$1,902	$4,012	$2,514	$1,301	$1,983	$11,712

Non-U.S. Corporate Securities	Market Value by S&P Credit Rating

	AAA	AA	A	BBB	BB and below	Total

United Kingdom	$52	$30	$927	$998	$494	$2,501
Canada	79	134	592	614	405	1,824
France	9	45	659	482	86	1,281
United States (1)	-	-	198	288	744	1,230
Australia	66	162	382	304	25	939
Japan	-	-	679	90	-	769
Germany	79	37	158	260	63	597
Switzerland	55	3	302	187	16	563
Netherlands	40	5	253	125	112	535
China	-	6	287	113	46	452
Other Non-U.S. Corporate Securities	347	357	1,053	1,702	1,229	4,688

Total	$727	$779	$5,490	$5,163	$3,220	$15,379

(1) Countries represent the ultimate parent company’s country of risk. Non-U.S. corporate securities could be issued by foreign subsidiaries of U.S. corporations.

Investments 3	Page 22

Chubb Limited

Investment Portfolio - 4

(in millions of U.S. dollars)

(Unaudited)

Fixed Maturity Investment Portfolio

Top 10 Global Corporate Exposures

December 31, 2021	Market Value	Rating

1 Wells Fargo & Co	$713	BBB+
2 Bank of America Corp	680	A-
3 JP Morgan Chase & Co	608	A-
4 Comcast Corp	489	A-
5 Verizon Communications Inc	487	BBB+
6 AT&T Inc	472	BBB
7 Morgan Stanley	471	BBB+
8 Citigroup Inc	418	BBB+
9 HSBC Holdings Plc	378	A-
10 Goldman Sachs Group Inc	360	BBB+

Investments 4	Page 23

Chubb Limited

Net Realized and Unrealized Gains (Losses)

(in millions of U.S. dollars)

(Unaudited)

	Three months ended December 31, 2021
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains	Tax	Gains	Gains	Tax	Gains	Gains	Tax	Gains
	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)
	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax

Fixed income investments (1)	$(104)	$16	$(88)	$(742)	$131	$(611)	$(846)	$147	$(699)
Public equity:
Realized gains (losses) on sales	48	(10)	38	-	-	-	48	(10)	38
Mark-to-market	139	(31)	108	-	-	-	139	(31)	108
Private equity: Mark-to-market	228	(16)	212	-	-	-	228	(16)	212

Total investment portfolio	311	(41)	270	(742)	131	(611)	(431)	90	(341)
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (2)	(26)	-	(26)	-	-	-	(26)	-	(26)
Foreign exchange	263	(50)	213	(446)	14	(432)	(183)	(36)	(219)
Partially-owned entities (3)	52	(4)	48	(19)	-	(19)	33	(4)	29
Other (4)	(1)	-	(1)	555	(121)	434	554	(121)	433

Net gains (losses)	$599	$(95)	$504	$(652)	$24	$(628)	$(53)	$(71)	$(124)

(1)

The quarter includes pre-tax realized losses on fixed income derivatives of $81 million, a net increase of the valuation allowance of expected credit losses of $3 million, and impairments of $18 million for fixed maturities.

(2)	The quarter includes $90 million of losses on applicable hedges. These losses are both pre-tax and after-tax.
(3)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.
(4)	Other unrealized gains (losses) are related to the company’s post-retirement programs.

	Three months ended December 31, 2020
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains	Tax	Gains	Gains	Tax	Gains	Gains	Tax	Gains
	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)
	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax

Fixed income investments (5)	$65	$(8)	$57	$845	$(127)	$718	$910	$(135)	$775
Public equity:
Realized gains (losses) on sales	258	(52)	206	-	-	-	258	(52)	206
Mark-to-market	209	(30)	179	-	-	-	209	(30)	179
Private equity: Mark-to-market	485	(18)	467	-	-	-	485	(18)	467

Total investment portfolio	1,017	(108)	909	845	(127)	718	1,862	(235)	1,627
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (6)	146	-	146	-	-	-	146	-	146
Foreign exchange	(132)	37	(95)	474	(31)	443	342	6	348
Partially-owned entities (7)	60	(10)	50	(12)	-	(12)	48	(10)	38
Other (8)	(17)	3	(14)	(173)	37	(136)	(190)	40	(150)

Net gains (losses)	$1,074	$(78)	$996	$1,134	$(121)	$1,013	$2,208	$(199)	$2,009

(5)

The quarter includes pre-tax realized gains on fixed income derivatives of $43 million, a net reduction of the valuation allowance of expected credit losses of $15 million, and impairments of $7 million for fixed maturities during the quarter.

(6)	The quarter includes $78 million of losses on applicable hedges. These losses are both pre-tax and after-tax.
(7)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.
(8)	Other unrealized gains (losses) are related to the company’s post-retirement programs.

Net Gains (Losses)	Page 24

Chubb Limited

Net Realized and Unrealized Gains (Losses)

(in millions of U.S. dollars)

(Unaudited)

	Year ended December 31, 2021
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains	Tax	Gains	Gains	Tax	Gains	Gains	Tax	Gains
	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)
	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax

Fixed income investments (1)	$(69)	$6	$(63)	$(2,919)	$521	$(2,398)	$(2,988)	$527	$(2,461)
Public equity:
Realized gains (losses) on sales	157	(29)	128	-	-	-	157	(29)	128
Mark-to-market	505	(112)	393	-	-	-	505	(112)	393
Private equity: Mark-to-market	2,115	(62)	2,053	-	-	-	2,115	(62)	2,053

Total investment portfolio	2,708	(197)	2,511	(2,919)	521	(2,398)	(211)	324	113
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (2)	114	-	114	-	-	-	114	-	114
Foreign exchange	348	(66)	282	(530)	21	(509)	(182)	(45)	(227)
Partially-owned entities (3)	130	(9)	121	(19)	-	(19)	111	(9)	102
Other (4)	(6)	1	(5)	522	(115)	407	516	(114)	402

Net gains (losses)	$3,294	$(271)	$3,023	$(2,946)	$427	$(2,519)	$348	$156	$504

(1)

Year to date includes pre-tax realized losses on fixed income derivatives of $72 million, a net reduction of the valuation allowance of expected credit losses of $14 million, and impairments of $30 million for fixed maturities.

(2)	Year to date includes $202 million of losses on applicable hedges. These losses are both pre-tax and after-tax.
(3)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.
(4)	Other unrealized gains (losses) are related to the company’s post-retirement programs.

	Year ended December 31, 2020
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains	Tax	Gains	Gains	Tax	Gains	Gains	Tax	Gains
	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)
	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax

Fixed income investments (5)	$(242)	$24	$(218)	$2,604	$(462)	$2,142	$2,362	$(438)	$1,924
Public equity (5):
Realized gains (losses) on sales	497	(96)	401	-	-	-	497	(96)	401
Mark-to-market	131	(22)	109	-	-	-	131	(22)	109
Private equity: Mark-to-market	714	(24)	690	-	-	-	714	(24)	690

Total investment portfolio	1,100	(118)	982	2,604	(462)	2,142	3,704	(580)	3,124
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (6)	(310)	-	(310)	-	-	-	(310)	-	(310)
Foreign exchange	(483)	92	(391)	306	(4)	302	(177)	88	(89)
Partially-owned entities (7)	75	(10)	65	(12)	-	(12)	63	(10)	53
Other (8)	(60)	12	(48)	(232)	50	(182)	(292)	62	(230)

Net gains (losses)	$322	$(24)	$298	$2,666	$(416)	$2,250	$2,988	$(440)	$2,548

(5)

Full year includes pre-tax realized gains on equity derivatives of $42 million, realized gains on fixed income derivatives of $39 million, a net reduction of the valuation allowance of expected credit losses of $11 million, and impairments of $170 million related to certain securities the company intended to sell and securities written to market entering default.

(6)	Full year includes $108 million of losses on applicable hedges. These losses are both pre-tax and after-tax.
(7)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.
(8)	Other unrealized gains (losses) are related to the company’s post-retirement programs.

Net Gains (Losses) 2	Page 25

Chubb Limited

Debt and Capital

(in millions of U.S. dollars, except ratios)

(Unaudited)

	December 31	September 30	June 30	March 31	December 31	December 31
	2021	2021	2021	2021	2020	2019

Financial Debt:

Total short-term debt (1)	$999	$-	$-	$-	$-	$1,299

Total long-term debt (1) (2)	15,169	14,823	14,954	14,879	14,948	13,559

Total financial debt	$16,168	$14,823	$14,954	$14,879	$14,948	$14,858
Hybrid debt:

Total trust preferred securities	308	308	308	308	308	308

Total	$16,476	$15,131	$15,262	$15,187	$15,256	$15,166

Capitalization:

Shareholders’ equity	$59,714	$59,318	$60,062	$59,076	$59,441	$55,331

Hybrid debt	308	308	308	308	308	308
Financial debt	16,168	14,823	14,954	14,879	14,948	14,858

Total capitalization	$76,190	$74,449	$75,324	$74,263	$74,697	$70,497

Leverage ratios (based on total capital):
Hybrid debt	0.4%	0.4%	0.4%	0.4%	0.4%	0.4%
Financial debt	21.2%	19.9%	19.9%	20.0%	20.0%	21.1%

Total hybrid & financial debt	21.6%	20.3%	20.3%	20.4%	20.4%	21.5%

Note: As of December 31, 2021, there was $1.4 billion usage of credit facilities on total capacity of $3.7 billion.

(1) During Q4 2021, the $1.0 billion 2.875% senior notes due to mature in November 2022 were reclassified to short-term debt.

(2) In November 2021, the company issued $1.6 billion of senior notes ($600 million at 2.85% due 2051 and $1 billion at 3.05% due 2061) to fund the acquisition of Cigna’s personal accident, supplemental health and life insurance business ($1.1 billion) and to provide proceeds to retire existing debt coming due in March 2023 ($0.5 billion).

Debt and Capital	Page 26

Chubb Limited

Computation of Basic and Diluted Earnings Per Share

(in millions of U.S. dollars, except share and per share data)

(Unaudited)

	Three months ended December 31		Year ended December 31
	2021	2020	2021	2020

Numerator
Core operating income to common shares	$1,649	$1,440	$5,569	$3,313
Amortization of fair value adjustment of acquired invested assets and long-term debt, pre-tax	(12)	(21)	(64)	(95)
Tax benefit on amortization adjustment	-	3	11	17
Adjusted net realized gains (losses), pre-tax	599	1,074	3,294	322
Tax expense on adjusted net realized gains (losses)	(95)	(78)	(271)	(24)

Net income	$2,141	$2,418	$8,539	$3,533

Rollforward of Common Shares Outstanding
Shares - beginning of period	430,876,252	451,376,194	450,732,625	451,971,567
Repurchase of shares	(4,767,100)	(1,318,000)	(27,644,500)	(3,584,150)
Shares issued, excluding option exercises	120,910	172,744	1,199,323	1,186,575
Issued for option exercises	342,550	501,687	2,285,164	1,158,633

Shares - end of period	426,572,612	450,732,625	426,572,612	450,732,625

Denominator
Weighted average shares outstanding (1)	429,206,889	451,380,981	439,968,422	451,602,820

Effect of other dilutive securities	3,582,880	1,901,816	3,228,856	1,838,692

Adj. wtd. avg. shares outstanding and assumed conversions	432,789,769	453,282,797	443,197,278	453,441,512

Basic earnings per share
Core operating income	$3.84	$3.19	$12.66	$7.34
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax	(0.03)	(0.04)	(0.12)	(0.17)
Adjusted net realized gains (losses), net of tax	1.18	2.21	6.87	0.65

Net income	$4.99	$5.36	$19.41	$7.82

Diluted earnings per share
Core operating income	$3.81	$3.18	$12.56	$7.31
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax	(0.03)	(0.04)	(0.12)	(0.17)
Adjusted net realized gains (losses), net of tax	1.17	2.20	6.83	0.65

Net income	$4.95	$5.34	$19.27	$7.79

(1) Includes unvested restricted stock units that are not included in common shares outstanding as the shares are not issued until time of vesting, but are eligible to receive dividends (participating securities).

Earnings per share	Page 27

Chubb Limited

Book Value and Book Value per Common Share

(in millions of U.S. dollars, except share and per share data)

(Unaudited)

Reconciliation of Book Value per Common Share

	December 31	September 30	June 30	March 31	December 31
	2021	2021	2021	2021	2020

Shareholders’ equity	$59,714	$59,318	$60,062	$59,076	$59,441
Less: goodwill and other intangible assets, net of tax	19,456	19,723	19,930	19,881	19,916

Numerator for tangible book value per share	$40,258	$39,595	$40,132	$39,195	$39,525

Book value - % change over prior quarter	0.7%	-1.2%	1.7%	-0.6%	5.4%
Tangible book value - % change over prior quarter	1.7%	-1.3%	2.4%	-0.8%	8.0%

Denominator	426,572,612	430,876,252	438,717,213	449,676,959	450,732,625

Book value per common share	$139.99	$137.67	$136.90	$131.37	$131.88
Tangible book value per common share	$94.38	$91.89	$91.48	$87.16	$87.69

Reconciliation of Book Value

Shareholders’ equity, beginning of quarter	$59,318	$60,062	$59,076	$59,441	$56,413
Core operating income	1,649	1,157	1,621	1,142	1,440
Amortization of fair value adjustment of acquired invested assets and long-term debt	(12)	(11)	(14)	(16)	(18)
Adjusted net realized gains (losses) (1)	504	687	658	1,174	996
Net unrealized gains (losses) on investments	(630)	(456)	581	(1,912)	706
Repurchase of shares	(905)	(1,516)	(1,921)	(519)	(190)
Dividend declared on common shares	(342)	(346)	(352)	(352)	(352)
Cumulative translation gains (losses)	(432)	(391)	290	24	443
Postretirement benefit liability	434	3	(7)	(23)	(136)
Other (2)	130	129	130	117	139

	$59,714	$59,318	$60,062	$59,076	$59,441

(1) Includes net realized gains (losses) related to unconsolidated entities.

(2) Other primarily includes proceeds from exercise of stock options and stock compensation, offset by the value of any share cancellations for restricted stock vesting taxes.

Reconciliation Book Value	Page 28

Chubb Limited

Non-GAAP Financial Measures

(Unaudited)

Regulation G - Non-GAAP Financial Measures

In presenting our results, we included and discussed certain non-GAAP measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations and financial condition. However, they should not be viewed as a substitute for measures determined in accordance with generally accepted accounting principles (GAAP).

Throughout this document there are various measures presented on a constant-dollar basis (i.e., excludes the impact of foreign exchange). We believe it is useful to evaluate the trends in our results exclusive of the effect of fluctuations in exchange rates between the U.S. dollar and the currencies in which our international business is transacted, as these exchange rates could fluctuate significantly between periods and distort the analysis of trends. The impact is determined by assuming constant foreign exchange rates between periods by translating prior period results using the same local currency exchange rates as the comparable current period.

P&C underwriting income (loss) excludes the Life Insurance segment and is calculated by subtracting adjusted losses and loss expenses, adjusted policy benefits, policy acquisition costs and administrative expenses from net premiums earned. We use underwriting income (loss) and operating ratios to monitor the results of our operations without the impact of certain factors, including net investment income, other income (expense), interest expense, amortization expense of purchased intangibles, income tax expense and adjusted net realized gains (losses).

P&C CAY underwriting income excluding catastrophe losses (Cats) is P&C underwriting income (loss) adjusted to exclude P&C Cats and prior period development (PPD). We believe it is useful to exclude Cats, as they are not predictable as to timing and amount, and PPD as these unexpected loss developments on historical reserves are not indicative of our current underwriting performance. We believe the use of these measures enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business.

Adjusted losses and loss expenses include realized gains and losses on crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing impacts underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations, and therefore realized gains (losses) from these derivatives are reclassified to adjusted losses and loss expenses.

Adjusted policy benefits includes gains and losses from fair value changes in separate account assets, as well as the offsetting movement in separate account liabilities, for purposes of reporting Life Insurance underwriting income. The gains and losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP have been reclassified from Other (income) expense. We view gains and losses from fair value changes in both separate account assets and liabilities as part of the results of our underwriting operations, and therefore these gains and losses are reclassified to adjusted policy benefits.

Adjusted net investment income is net investment income excluding the amortization of the fair value adjustment on acquired invested assets from the acquisition of The Chubb Corporation (Chubb Corp) and including investment income from partially-owned investment companies (private equity partnerships) where our ownership interest is in excess of three percent that are accounted for under the equity method. The mark-to-market movement on these private equity partnerships are included in adjusted net realized gains (losses) as described below. We believe this measure is meaningful as it highlights the underlying performance of our invested assets and portfolio management in support of our lines of business.

Adjusted net realized gains (losses), net of tax, includes net realized gains (losses) and net realized gains (losses) recorded in other income (expense) related to unconsolidated subsidiaries, and excludes realized gains and losses on crop derivatives.

Adjusted interest expense is interest expense excluding the amortization of the fair value adjustment on acquired long-term debt, related to the Chubb Corp acquisition due to the size and complexity of this acquisition.

Other income (expense) - operating excludes from consolidated Other income (expense) the portion of net realized gains and losses related to unconsolidated entities, other income (expense) from private equity partnerships, and gains and losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP. Net realized gains (losses) related to unconsolidated entities is excluded from core operating income (loss) in order to enhance the understanding of our results of underwriting operations as they are heavily influenced by, and fluctuate in part according to, market conditions. Other income (expense) from private equity partnerships and net realized gains and losses related to unconsolidated entities are recorded to Other income (expense) in our income statement on a GAAP basis.

P&C combined ratio excludes the Life Insurance segment. P&C loss and loss expense ratio and P&C combined ratio include adjusted losses and loss expenses in the ratio numerator. P&C expense ratio and P&C combined ratio include policy acquisition costs and administrative expenses in the ratio numerator. A reconciliation of combined ratio to P&C combined ratio is provided on pages 32-35.

CAY P&C combined ratio excluding catastrophe losses excludes Cats and PPD from the P&C combined ratio. We exclude Cats as they are not predictable as to timing and amount and PPD as these unexpected loss developments on historical reserves are not indicative of our current underwriting performance. The combined ratio numerator is adjusted to exclude Cats, net premiums earned adjustments on PPD, prior period expense adjustments and reinstatement premiums on PPD, and the denominator is adjusted to exclude net premiums earned adjustments on PPD and reinstatement premiums on Cats and PPD. In periods where there are adjustments on loss sensitive policies, these adjustments are excluded from PPD and net premiums earned when calculating the ratios. We believe this measure provides a better evaluation of our underwriting performance and enhances the understanding of the trends in our P&C business that may be obscured by these items. This measure is commonly reported among our peer companies and allows for a better comparison.

Expense ratio excluding accident and health (A&H) excludes the impact of our A&H business from our expense ratio. The expense ratio for the A&H business is typically higher than our traditional P&C business, and we believe that this measure provides better comparison to our peer companies that may not have a significant A&H block of business.

Global P&C performance metrics comprise consolidated operating results (including corporate) and exclude the operating results of the company’s Life Insurance and North America Agricultural Insurance segments. The agriculture insurance business is a different business in that it is a public sector and private sector partnership in which insurance rates, premium growth, and risk-sharing is not market-driven like the remainder of the company’s P&C insurance business. We believe that these measures are useful and meaningful to investors as they are used by management to assess the company’s global P&C operations which are the most economically similar. We exclude the North America Agricultural Insurance and Life Insurance segments because the results of these businesses do not always correlate with the results of our global P&C operations.

Core operating income (loss), net of tax, excludes from net income, the after-tax impact of adjusted net realized gains (losses) and the amortization of fair value adjustment of acquired invested assets and long-term debt related to the Chubb Corp acquisition. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. We exclude adjusted net realized gains (losses) because the amount of these gains (losses) are heavily influenced by, and fluctuate in part according to the availability of market opportunities. We exclude the amortization of the fair value adjustments related to purchased invested assets and long-term debt due to the size and complexity of this acquisition. References to core operating income measures mean net of tax, whether or not noted.

Core operating effective tax rate is income tax expense (benefit) excluding tax expense (benefit) on adjusted net realized gains (losses) and tax benefit on amortization of fair value of acquired invested assets and debt, divided by income excluding adjusted net realized gains (losses) before tax and amortization of fair value of acquired invested assets and debt before tax. We believe the use of this measure is meaningful to show the tax on the underlying performance of our insurance business, by excluding the tax on adjusted net realized gains (losses), the tax on amortization of the fair value adjustments related to purchased invested assets and long-term debt. Refer to the definition of core operating income (loss), net of tax above for more information on these adjustments.

Book value per common share, is shareholders’ equity divided by the shares outstanding. Tangible book value per common share, is shareholders’ equity less goodwill and other intangible assets, net of tax, divided by the shares outstanding. We believe that goodwill and other intangible assets are not indicative of our underlying insurance results or trends and make book value comparisons to less acquisitive peer companies less meaningful. Book value per common share excluding mark-to-market, excludes unrealized investment gains (losses). Tangible book value per common share excluding mark-to-market, excludes goodwill and other intangible assets, net of tax, as well as unrealized investment gains (losses), net of tax. We exclude unrealized investment gains (losses) because the amount of these gains (losses) is heavily influenced by changes in market conditions, including interest rate changes, and we believe that excluding these gains and losses would highlight the underlying growth in book value and tangible book value.

International life insurance net premiums written and deposits collected includes deposits collected on universal life and investment contracts (life deposits). Life deposits are not reflected as revenues in our consolidated statements of operations in accordance with GAAP. However, we include life deposits in presenting growth in our life insurance business because new life deposits are an important component of production and key to our efforts to grow our business.

Reconciliation Non-GAAP	Page 29

Chubb Limited

Non-GAAP Financial Measures - 2

(in millions of U.S. dollars, except per share data and ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

Core operating effective tax rate
The following table presents the reconciliation of effective tax rate to the Core operating effective tax rate:						Full Year	Full Year
	4Q-21	3Q-21	2Q-21	1Q-21	4Q-20	2021	2020
Tax expense, as reported	$404	$218	$317	$338	$334	$1,277	$629
Less: tax benefit on amortization of fair value of acquired invested assets and debt	-	(3)	(3)	(5)	(3)	(11)	(17)
Less: tax expense on adjusted net realized gains (losses)	95	27	16	133	78	271	24

Tax expense, adjusted	$309	$194	$304	$210	$259	$1,017	$622

Income before tax, as reported	$2,545	$2,051	$2,582	$2,638	$2,752	$9,816	$4,162
Less: amortization of fair value of acquired invested assets and debt	(12)	(14)	(17)	(21)	(21)	(64)	(95)
Less: adjusted realized gains (losses)	319	(11)	(36)	888	568	1,160	(499)
Less: realized gains (losses) related to unconsolidated entities	280	725	710	419	506	2,134	821

Core operating income before tax	$1,958	$1,351	$1,925	$1,352	$1,699	$6,586	$3,935

Effective tax rate	15.9%	10.7%	12.3%	12.8%	12.1%	13.0%	15.1%
Adjustment for tax impact of amortization of fair value of acquired invested assets and debt	-0.1%	0.1%	0.0%	0.1%	0.0%	0.0%	0.1%
Adjustment for tax impact of adjusted net realized gains (losses)	-0.1%	3.6%	3.5%	2.6%	3.1%	2.4%	0.6%

Core operating effective tax rate	15.7%	14.4%	15.8%	15.5%	15.2%	15.4%	15.8%

Core operating income
The following table presents the reconciliation of Net income to Core operating income:						Full Year	Full Year
	4Q-21	3Q-21	2Q-21	1Q-21	4Q-20	2021	2020
Net income, as reported	$2,141	$1,833	$2,265	$2,300	$2,418	$8,539	$3,533
Amortization of fair value adjustment of acquired invested assets and long-term debt, pre-tax	(12)	(14)	(17)	(21)	(21)	(64)	(95)
Tax benefit on amortization adjustment	-	3	3	5	3	11	17
Adjusted realized gains (losses), pre-tax	319	(11)	(36)	888	568	1,160	(499)
Net realized gains (losses) related to unconsolidated entities, pre-tax (1)	280	725	710	419	506	2,134	821
Tax expense on adjusted net realized gains (losses)	(95)	(27)	(16)	(133)	(78)	(271)	(24)

Core operating income	$1,649	$1,157	$1,621	$1,142	$1,440	$5,569	$3,313

Catastrophe losses - after-tax	$245	$943	$226	$570	$271	$1,984	$2,777
Favorable prior period development (PPD) - after-tax	$(149)	$(227)	$(224)	$(156)	$(189)	$(756)	$(357)

Core operating income per share	$3.81	$2.64	$3.62	$2.52	$3.18	$12.56	$7.31
Impact of Cats on Core operating income per share - Unfavorable	$(0.57)	$(2.15)	$(0.50)	$(1.26)	$(0.60)	$(4.48)	$(6.12)
Impact of PPD on Core operating income per share - Favorable	$0.35	$0.52	$0.50	$0.35	$0.42	$1.70	$0.79
Impact of Cats and PPD on Core operating income per share - Unfavorable	$(0.22)	$(1.63)	$-	$(0.91)	$(0.18)	$(2.78)	$(5.33)

(1) Realized gains (losses) on partially-owned entities, which are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense).

P&C Underwriting income and P&C CAY underwriting income ex Cats

The following table presents the reconciliation of Net income to P&C CAY underwriting income ex Cats:

						Full Year	Full Year
	4Q-21	3Q-21	2Q-21	1Q-21	4Q-20	2021	2020
Net income, as reported	$2,141	$1,833	$2,265	$2,300	$2,418	$8,539	$3,533
Less: Income tax expense	(404)	(218)	(317)	(338)	(334)	(1,277)	(629)
Amortization expense of purchased intangibles	(71)	(71)	(73)	(72)	(73)	(287)	(290)
Other income (expense)	335	763	777	490	622	2,365	994
Interest expense	(126)	(122)	(122)	(122)	(126)	(492)	(516)
Net investment income	843	866	884	863	847	3,456	3,375
Net realized gains (losses)	319	(21)	(33)	887	571	1,152	(498)

Life Insurance underlying income (loss) (1)	(21)	9	(39)	(31)	(55)	(82)	(112)
Add: Realized gains (losses) on crop derivatives	-	(10)	3	(1)	3	(8)	1

P&C underwriting income	$1,266	$617	$1,191	$622	$969	$3,696	$1,210
Add: Catastrophe losses (including reinstatement premiums) - pre-tax	275	1,146	280	700	296	2,401	3,259
Favorable prior period development (PPD) - pre-tax	(145)	(321)	(268)	(192)	(206)	(926)	(395)

P&C CAY underwriting income ex Cats	$1,396	$1,442	$1,203	$1,130	$1,059	$5,171	$4,074

(1) Life Insurance underlying income (loss) is calculated by subtracting losses and loss expenses, policy benefits, policy acquisition costs and administrative expenses from net premiums earned related to the Life Insurance segment.

Reconciliation Non-GAAP 2	Page 30

Chubb Limited

Non-GAAP Financial Measures - 3

(in millions of U.S. dollars, except share, per share data, and ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

Core operating ROE

Core operating return on equity (ROE) and Core operating return on tangible equity (ROTE) are annualized non-GAAP financial measures. The numerator includes core operating income (loss), net of tax. The denominator includes the average shareholders’ equity for the period adjusted to exclude unrealized gains (losses) on investments, net of tax. For the ROTE calculation, the denominator is also adjusted to exclude goodwill and other intangible assets, net of tax. These measures enhance the understanding of the return on shareholders’ equity by highlighting the underlying profitability relative to shareholders’ equity and tangible equity excluding the effect of unrealized gains and losses on our investments that are heavily influenced by available market opportunities. We believe ROTE is meaningful because it measures the performance of our operations without the impact of goodwill and other intangible assets.

			Full Year	Full Year
	4Q-21	4Q-20	2021	2020
Net income	$2,141	$2,418	$8,539	$3,533
Core operating income	$1,649	$1,440	$5,569	$3,313
Equity - beginning of period, as reported	$59,318	$56,413	$59,441	$55,259
Less: unrealized gains (losses) on investments, net of deferred tax	2,886	3,967	4,673	2,543

Equity - beginning of period, as adjusted	$56,432	$52,446	$54,768	$52,716

Less: goodwill and other intangible assets, net of tax	19,723	19,802	19,916	20,012

Equity - beginning of period, as adjusted ex goodwill and other intangible assets	$36,709	$32,644	$34,852	$32,704

Equity - end of period, as reported	$59,714	$59,441	$59,714	$59,441
Less: unrealized gains (losses) on investments, net of deferred tax	2,256	4,673	2,256	4,673

Equity - end of period, as adjusted	$57,458	$54,768	$57,458	$54,768

Less: goodwill and other intangible assets, net of tax	19,456	19,916	19,456	19,916

Equity - end of period, as adjusted ex goodwill and other intangible assets	$38,002	$34,852	$38,002	$34,852

Weighted average equity, as reported	$59,516	$57,927	$59,578	$57,350
Weighted average equity, as adjusted	$56,945	$53,607	$56,113	$53,742
Weighted average equity, as adjusted ex goodwill and other intangible assets	$37,356	$33,748	$36,427	$33,778
ROE	14.4%	16.7%	14.3%	6.2%
Core operating ROTE	17.7%	17.1%	15.3%	9.8%
Core operating ROE	11.6%	10.7%	9.9%	6.2%
Private equities realized gains (losses), after-tax (1)	$212	$467	$2,053	$690
Impact of Private equities if included in Core operating ROE - Favorable (1)	1.5 pts	3.5 pts	3.7 pts	1.3 pts

Reconciliation of Book Value and Tangible Book Value per Share, excluding mark-to-market
	December 31	September 30	December 31	QTD	Full Year
	2021	2021	2020	% Change	% Change
Book value	$59,714	$59,318	$59,441
Less: unrealized gains (losses) on investments, net of deferred tax	2,256	2,886	4,673

Book value excluding mark-to-market	57,458	56,432	54,768
Less: goodwill and other intangible assets, net of tax	19,456	19,723	19,916

Tangible book value excluding mark-to-market	$38,002	$36,709	$34,852

Denominator	426,572,612	430,876,252	450,732,625

Book value per share excluding mark-to-market	$134.70	$130.97	$121.51	2.8%	10.9%
Tangible book value per share excluding mark-to-market	$89.09	$85.20	$77.32	4.6%	15.2%

(1) We record the change in the fair value mark and gains (losses) on sales of private equity funds as realized gains (losses) instead of investment income.

Reconciliation Non-GAAP 3	Page 31

Chubb Limited

Non-GAAP Financial Measures - 4

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

P&C combined ratio

The P&C combined ratio includes the impact of realized gains and losses on crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing will impact underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations.

The following tables present the calculation of combined ratio, as reported, for each segment to P&C combined ratio, adjusted for catastrophe losses (Cats) and prior period development (PPD).

Q4 2021		North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C

Numerator
Losses and loss expenses
Losses and loss expenses		$2,275	$583	$408	$1,207	$210	$431	$5,114
Realized (gains) losses on crop derivatives		-	-	-	-	-	-	-

Adjusted losses and loss expenses	A	$2,275	$583	$408	$1,207	$210	$431	$5,114

Catastrophe losses and related adjustments
Catastrophe losses, net of related adjustments		(113)	19	(20)	(80)	(81)	-	(275)
Reinstatement premiums collected (expensed) on catastrophe losses		-	-	(2)	-	10	-	8

Catastrophe losses, gross of related adjustments		(113)	19	(18)	(80)	(91)	-	(283)

PPD and related adjustments
PPD, net of related adjustments - favorable (unfavorable)		322	39	(5)	232	(14)	(429)	145
Net premiums earned adjustments on PPD - unfavorable (favorable)		-	-	(23)	-	-	-	(23)
Expense adjustments - unfavorable (favorable)		-	-	(3)	-	-	-	(3)
PPD reinstatement premiums - unfavorable (favorable)		-	-	-	-	(1)	-	(1)

PPD, gross of related adjustments - favorable (unfavorable)		322	39	(31)	232	(15)	(429)	118

CAY loss and loss expense ex Cats	B	$2,484	$641	$359	$1,359	$104	$2	$4,949

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$822	$331	$11	$996	$61	$107	$2,328
Expense adjustments - favorable (unfavorable)		-	-	3	-	-	-	3

Policy acquisition costs and administrative expenses, adjusted	D	$822	$331	$14	$996	$61	$107	$2,331

Denominator
Net premiums earned	E	$4,030	$1,263	$480	$2,720	$215		$8,708
Reinstatement premiums (collected) expensed on catastrophe losses		-	-	2	-	(10)		(8)
Net premiums earned adjustments on PPD - unfavorable (favorable)		-	-	(23)	-	-		(23)
PPD reinstatement premiums - unfavorable (favorable)		-	-	-	-	(1)		(1)

Net premiums earned excluding adjustments	F	$4,030	$1,263	$459	$2,720	$204		$8,676

P&C combined ratio
Loss and loss expense ratio	A/E	56.4%	46.1%	85.1%	44.4%	97.6%		58.7%
Policy acquisition cost and administrative expense ratio	C/E	20.4%	26.2%	2.2%	36.6%	28.6%		26.8%

P&C combined ratio		76.8%	72.3%	87.3%	81.0%	126.2%		85.5%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	61.6%	50.8%	78.2%	50.0%	51.3%		57.0%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	20.4%	26.2%	3.0%	36.6%	30.3%		26.9%

CAY P&C combined ratio ex Cats		82.0%	77.0%	81.2%	86.6%	81.6%		83.9%

Combined ratio
Combined ratio								85.5%
Add: impact of gains and losses on crop derivatives								0.0%

P&C combined ratio								85.5%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 4	Page 32

Chubb Limited

Non-GAAP Financial Measures - 5

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

P&C combined ratio (continued)

Full Year 2021		North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C

Numerator
Losses and loss expenses
Losses and loss expenses		$10,015	$2,924	$1,954	$5,143	$632	$572	$21,240
Realized (gains) losses on crop derivatives		-	-	8	-	-	-	8

Adjusted losses and loss expenses	A	$10,015	$2,924	$1,962	$5,143	$632	$572	$21,248

Catastrophe losses and related adjustments
Catastrophe losses, net of related adjustments		(1,112)	(679)	(40)	(358)	(212)	-	(2,401)
Reinstatement premiums collected (expensed) on catastrophe losses		-	(16)	(2)	-	28	-	10

Catastrophe losses, gross of related adjustments		(1,112)	(663)	(38)	(358)	(240)	-	(2,411)

PPD and related adjustments
PPD, net of related adjustments - favorable (unfavorable)		762	305	(10)	441	(3)	(569)	926
Net premiums earned adjustments on PPD - unfavorable (favorable)		67	-	(25)	-	-	-	42
Expense adjustments - unfavorable (favorable)		6	-	(3)	-	-	-	3
PPD reinstatement premiums - unfavorable (favorable)		6	(1)	-	7	3	-	15

PPD, gross of related adjustments - favorable (unfavorable)		841	304	(38)	448	-	(569)	986

CAY loss and loss expense ex Cats	B	$9,744	$2,565	$1,886	$5,233	$392	$3	$19,823

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$3,134	$1,277	$121	$3,877	$235	$365	$9,009
Expense adjustments - favorable (unfavorable)		(6)	-	3	-	-	-	(3)

Policy acquisition costs and administrative expenses, adjusted	D	$3,128	$1,277	$124	$3,877	$235	$365	$9,006

Denominator
Net premiums earned	E	$15,461	$4,915	$2,338	$10,441	$798		$33,953
Reinstatement premiums (collected) expensed on catastrophe losses		-	16	2	-	(28)		(10)
Net premiums earned adjustments on PPD - unfavorable (favorable)		67	-	(25)	-	-		42
PPD reinstatement premiums - unfavorable (favorable)		6	(1)	-	7	3		15

Net premiums earned excluding adjustments	F	$15,534	$4,930	$2,315	$10,448	$773		$34,000

P&C combined ratio
Loss and loss expense ratio	A/E	64.8%	59.5%	83.9%	49.3%	79.2%		62.6%
Policy acquisition cost and administrative expense ratio	C/E	20.2%	26.0%	5.2%	37.1%	29.5%		26.5%

P&C combined ratio		85.0%	85.5%	89.1%	86.4%	108.7%		89.1%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	62.7%	52.0%	81.5%	50.1%	50.7%		58.3%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	20.2%	25.9%	5.3%	37.1%	30.5%		26.5%

CAY P&C combined ratio ex Cats		82.9%	77.9%	86.8%	87.2%	81.2%		84.8%

Combined ratio
Combined ratio								89.1%
Add: impact of gains and losses on crop derivatives								0.0%

P&C combined ratio								89.1%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 5	Page 33

Chubb Limited

Non-GAAP Financial Measures - 6

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

P&C combined ratio (continued)

Q4 2020		North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C

Numerator
Losses and loss expenses
Losses and loss expenses		$2,006	$781	$324	$1,320	$121	$93	$4,645
Realized (gains) losses on crop derivatives		-	-	(3)	-	-	-	(3)

Adjusted losses and loss expenses	A	$2,006	$781	$321	$1,320	$121	$93	$4,642

Catastrophe losses and related adjustments
Catastrophe losses, net of related adjustments		(33)	(98)	(12)	(121)	(32)	-	(296)
Reinstatement premiums collected (expensed) on catastrophe losses		-	-	(1)	1	3	-	3

Catastrophe losses, gross of related adjustments		(33)	(98)	(11)	(122)	(35)	-	(299)

PPD and related adjustments
PPD, net of related adjustments - favorable (unfavorable)		251	(15)	14	50	-	(94)	206
Expense adjustments - unfavorable (favorable)		-	-	6	-	-	-	6
PPD reinstatement premiums - unfavorable (favorable)		-	(10)	-	-	-	-	(10)

PPD, gross of related adjustments - favorable (unfavorable)		251	(25)	20	50	-	(94)	202

CAY loss and loss expense ex Cats	B	$2,224	$658	$330	$1,248	$86	$(1)	$4,545

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$745	$321	$24	$940	$56	$89	$2,175
Expense adjustments - favorable (unfavorable)		-	-	(6)	-	-	-	(6)

Policy acquisition costs and administrative expenses, adjusted	D	$745	$321	$18	$940	$56	$89	$2,169

Denominator
Net premiums earned	E	$3,537	$1,243	$381	$2,447	$178		$7,786
Reinstatement premiums (collected) expensed on catastrophe losses		-	-	1	(1)	(3)		(3)
PPD reinstatement premiums - unfavorable (favorable)		-	(10)	-	-	-		(10)

Net premiums earned excluding adjustments	F	$3,537	$1,233	$382	$2,446	$175		$7,773

P&C combined ratio
Loss and loss expense ratio	A/E	56.7%	62.8%	84.1%	53.9%	68.3%		59.6%
Policy acquisition cost and administrative expense ratio	C/E	21.1%	25.8%	6.4%	38.5%	31.3%		28.0%

P&C combined ratio		77.8%	88.6%	90.5%	92.4%	99.6%		87.6%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	62.8%	53.4%	86.3%	51.0%	49.3%		58.5%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	21.1%	25.9%	4.8%	38.5%	32.0%		27.9%

CAY P&C combined ratio ex Cats		83.9%	79.3%	91.1%	89.5%	81.3%		86.4%

Combined ratio
Combined ratio								87.6%
Add: impact of gains and losses on crop derivatives								0.0%

P&C combined ratio								87.6%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 6	Page 34

Chubb Limited

Non-GAAP Financial Measures - 7

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

P&C combined ratio (continued)

Full Year 2020		North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C

Numerator
Losses and loss expenses
Losses and loss expenses		$10,129	$3,187	$1,545	$5,255	$435	$435	$20,986
Realized (gains) losses on crop derivatives		-	-	(1)	-	-	-	(1)

Adjusted losses and loss expenses	A	$10,129	$3,187	$1,544	$5,255	$435	$435	$20,985

Catastrophe losses and related adjustments
Catastrophe losses, net of related adjustments		(1,871)	(534)	(36)	(705)	(113)	-	(3,259)
Reinstatement premiums collected (expensed) on catastrophe losses		(3)	(1)	(1)	(15)	10	-	(10)

Catastrophe losses, gross of related adjustments		(1,868)	(533)	(35)	(690)	(123)	-	(3,249)

PPD and related adjustments
PPD, net of related adjustments - favorable (unfavorable)		702	(63)	10	150	29	(433)	395
Net premiums earned adjustments on PPD - unfavorable (favorable)		32	-	3	-	-	-	35
Expense adjustments - unfavorable (favorable)		(1)	-	6	-	(2)	-	3
PPD reinstatement premiums - unfavorable (favorable)		-	(18)	-	-	(1)	-	(19)

PPD, gross of related adjustments - favorable (unfavorable)		733	(81)	19	150	26	(433)	414

CAY loss and loss expense ex Cats	B	$8,994	$2,573	$1,528	$4,715	$338	$2	$18,150

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$2,948	$1,244	$132	$3,602	$211	$303	$8,440
Expense adjustments - favorable (unfavorable)		1	-	(6)	-	2	-	(3)

Policy acquisition costs and administrative expenses, adjusted	D	$2,949	$1,244	$126	$3,602	$213	$303	$8,437

Denominator
Net premiums earned	E	$13,964	$4,866	$1,822	$9,285	$698		$30,635
Reinstatement premiums (collected) expensed on catastrophe losses		3	1	1	15	(10)		10
Net premiums earned adjustments on PPD - unfavorable (favorable)		32	-	3	-	-		35
PPD reinstatement premiums - unfavorable (favorable)		-	(18)	-	-	(1)		(19)

Net premiums earned excluding adjustments	F	$13,999	$4,849	$1,826	$9,300	$687		$30,661

P&C combined ratio
Loss and loss expense ratio	A/E	72.5%	65.5%	84.7%	56.6%	62.3%		68.5%
Policy acquisition cost and administrative expense ratio	C/E	21.2%	25.6%	7.3%	38.8%	30.2%		27.6%

P&C combined ratio		93.7%	91.1%	92.0%	95.4%	92.5%		96.1%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	64.2%	53.1%	83.7%	50.7%	49.1%		59.2%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	21.1%	25.6%	6.8%	38.7%	31.0%		27.5%

CAY P&C combined ratio ex Cats		85.3%	78.7%	90.5%	89.4%	80.1%		86.7%

Combined ratio
Combined ratio								96.1%
Add: impact of gains and losses on crop derivatives								0.0%

P&C combined ratio								96.1%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 7	Page 35

Chubb Limited

Glossary

Chubb Limited Consolidated comprises all segments including Corporate.

P&C combined ratio: The sum of the loss and loss expense ratio, policy acquisition cost ratio and the administrative expense ratio excluding the life business and including the realized gains and losses on the crop derivatives.

Book value per common share: Shareholders’ equity divided by the shares outstanding.

Tangible book value per common share: Shareholders’ equity less goodwill and other intangible assets, net of tax, divided by the shares outstanding.

Average market yield of fixed maturities: Weighted average yield to maturity of our fixed income portfolio based on the market prices of the holdings as of that date.

Average yield on invested assets: Adjusted net investment income divided by average cost of fixed maturities and other investments, and average market value of equity securities.

Total capitalization: The sum of the short-term debt, long-term debt, trust preferreds, and shareholders’ equity.

Catastrophe losses (Cats): We generally define catastrophe loss events consistent with the definition of the Property Claims Service (PCS) for events in the U.S. and Canada. PCS defines a catastrophe as an event that causes damage of $25 million or more in insured losses and affects a significant number of insureds, including from pandemics such as COVID-19. For events outside of the U.S. and Canada, we generally use a similar definition. Catastrophe loss events are events that occurred in the current calendar year only. Changes in catastrophe loss estimates in the current calendar year that relate to loss events that occurred in previous calendar years are considered prior period development.

Prior period development (PPD) arises from changes to loss estimates recognized in the current year that relate to loss events that occurred in previous calendar years and excludes the effect of losses from the development of earned premium from previous accident years.

Reinstatement premiums are additional premiums paid on certain reinsurance agreements in order to reinstate coverage that had been exhausted by loss occurrences. The reinstatement premium amount is typically a pro rata portion of the original ceded premium paid based on how much of the reinsurance limit had been exhausted.

Net premiums earned adjustments within prior period development are adjustments to the initial premium earned on retrospectively rated policies based on actual claim experience that develops after the policy period ends. The premium adjustments correlate to the prior period loss development on these same policies and are fully earned in the period the adjustments are recorded.

Prior period expense adjustments typically relate to either profit commission reserves or policyholder dividend reserves based on actual claim experience that develops after the policy period ends. The expense adjustments correlate to the prior period loss development on these same policies.

Segment income (loss) includes underwriting income (loss), adjusted net investment income, other income (expense) – operating, and amortization expense of purchased intangibles.

Commercial P&C lines includes Commercial P&C, Agriculture and Reinsurance lines of business.

Consumer P&C lines includes Personal and Global accident and health (A&H) lines of business.

NM: Not meaningful.

Glossary	Page 36